    As filed with the Securities and Exchange Commission on December 17, 1996


                                                               File Nos. 2-87509
                                                                        811-3893

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM N-1A


                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                                 POST-EFFECTIVE
                                AMENDMENT NO. 19
                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 21


                           LANDMARK TAX FREE RESERVES
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 617-423-1679

       PHILIP W. COOLIDGE, 6 ST. JAMES AVENUE, BOSTON, MASSACHUSETTS 02116
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)
                                    COPY TO:
         ROGER P. JOSEPH, BINGHAM, DANA & GOULD LLP, 150 FEDERAL STREET,
                           BOSTON, MASSACHUSETTS 02110

     It is proposed that this filing will become effective on January 2, 1997, pursuant to paragraph (b) of Rule 485.

     Tax Free Reserves Portfolio has executed this Registration Statement.


     Pursuant to Rule 24f-2, Registrant has registered an indefinite number of its Shares of Beneficial Interest (without par value) under the Securities Act of 1933 and has filed a Rule 24f-2 Notice on October 17, 1996 for Registrant's fiscal year ended August 31, 1996.


                                  CALCULATION OF REGISTRATION FEE - LANDMARK TAX FREE RESERVES
-------------------------------------------------------------------------------------------------------------------------------
                                            AMOUNT OF SHARES      PROPOSED MAXIMUM       PROPOSED MAXIMUM
                                            BEING REGISTERED     OFFERING PRICE PER     AGGREGATE OFFERING        AMOUNT OF
 TITLE OF SECURITIES BEING REGISTERED       UNDER RULE 24E-2          SHARE*                 PRICE**          REGISTRATION FEE
--------------------------------------- ----------------------- ---------------------- ---------------------- ----------------
Shares of Beneficial Interest
without par value ..................          21,127,243.02           $1.00                $330,000               $100
--------------------------------------- ----------------------- ---------------------- ---------------------- ----------------

 * Pursuant to Rule 457(c), this was the maximum offering price per share of the Registrant's shares at the close of business on December 16, 1996.
** Computed under 17 CFR 270.24e; 800,110,278.18 shares were redeemed or repurchased during the fiscal year ended August
   31, 1996; 779,313,035.16 of which are being used for reductions in previous filings during the current year under Rule 24f-2 and 20,797,243.02 of which are being used for reduction in this Post-Effective Amendment No. 19.

---------------------------------------------------------------------------

                                         LANDMARK TAX FREE RESERVES
                                     REGISTRATION STATEMENT ON FORM N-1A

                                            CROSS REFERENCE SHEET


N-1A
ITEM NO.        N-1A ITEM                                                    LOCATION
--------        ---------                                                    --------
PART A                                                                       PROSPECTUS
------                                                                       ----------
Item 1.        Cover Page.............................................       Cover Page
Item 2.        Synopsis...............................................       Expense Summary
Item 3.        Condensed Financial Information........................       Condensed Financial Information
Item 4.        General Description of Registrant......................       Investment Information; General
                                                                             Information; Appendix
Item 5.        Management of the Fund.................................       Management; Expenses
Item 5A.       Management's Discussion of Fund Performance............       Not Applicable
Item 6.        Capital Stock and Other Securities.....................       General Information; Voting and Other
                                                                             Rights; Purchases; Exchanges;
                                                                             Redemptions; Net Income and
                                                                             Distributions; Tax Matters
Item 7.        Purchase of Securities Being Offered...................       Purchases; Exchanges; Redemptions
Item 8.        Redemption or Repurchase...............................       Purchases; Exchanges; Redemptions
Item 9.        Pending Legal Proceedings..............................       Not Applicable

                                                                             STATEMENT OF
                                                                             ADDITIONAL
PART B                                                                       INFORMATION
------                                                                       -----------
Item 10.       Cover Page.............................................       Cover Page
Item 11.       Table of Contents......................................       Cover Page
Item 12.       General Information and History........................       The Fund
Item 13.       Investment Objectives and Policies.....................       Investment Objectives, Policies and
                                                                             Restrictions
Item 14.       Management of the Fund.................................       Management
Item 15.       Control Persons and Principal Holders of Securities....       Management
Item 16.       Investment Advisory and Other Services.................       Management
Item 17.       Brokerage Allocation and Other Practices...............       Portfolio Transactions
Item 18.       Capital Stock and Other Securities.....................       Description of Shares, Voting Rights and
                                                                             Liabilities
Item 19.       Purchase, Redemption and Pricing of Securities
               Being Offered..........................................       Description of Shares, Voting Rights and
                                                                             Liabilities; Determination of Net Asset
                                                                             Value
Item 20.       Tax Status.............................................       Certain Additional Tax Matters
Item 21.       Underwriters...........................................       Management
Item 22.       Calculation of Performance Data........................       Performance Information
Item 23.       Financial Statements...................................       Independent Accountants and Financial
                                                                             Statements

PART C Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                                   PROSPECTUS
-------------------------------------------------------------------------------
                                JANUARY 2, 1997

                           LANDMARK TAX FREE RESERVES
                 (A member of the LandmarkSM Family of Funds)

     This Prospectus describes Landmark Tax Free Reserves, a mutual fund in the Landmark Family of Funds. The Fund is a type of mutual fund commonly referred to as a "tax-exempt money market fund." Citibank, N.A. is the investment adviser.

------------------------------------------------------------------------------

     UNLIKE OTHER MUTUAL FUNDS WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES, THE FUND SEEKS ITS INVESTMENT OBJECTIVES BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A PORTFOLIO WITH THE SAME INVESTMENT
OBJECTIVES AND POLICIES. SEE "SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE" ON PAGE 6.

------------------------------------------------------------------------------
REMEMBER THAT SHARES OF THE FUND:
[ ] are not insured by the fdic or any other agency
[ ] are not deposits or obligations of, or guaranteed or endorsed by, citibank or any of its affiliates
[ ] are subject to investment risks, including possible loss of the principal amount invested
------------------------------------------------------------------------------
    INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THE FUND ATTEMPTS TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE; HOWEVER, THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO DO SO.

     This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. A Statement of Additional Information dated January 2, 1997 (and incorporated by reference in this Prospectus) has been filed with the Securities and Exchange Commission. Copies of the Statement of Additional Information may be obtained without charge, and further inquiries about the Fund may be made, by contacting the investor's shareholder servicing agent (see inside back cover for address and phone number).

  TABLE OF CONTENTS
  Prospectus Summary ..................................................... 2
  Expense Summary ........................................................ 3
  Condensed Financial Information ........................................ 4
  Investment Information ................................................. 5
  Risk Considerations .................................................... 6
  Valuation of Shares .................................................... 7
  Purchases .............................................................. 7
  Exchanges .............................................................. 8
  Redemptions ............................................................ 8
  Net Income and Distributions ........................................... 9
  Management ............................................................. 9
  Tax Matters ............................................................11
  Performance Information ................................................12
  General Information ....................................................13
  Appendix A -- Permitted Investments and
    Investment Practices .................................................14
  Appendix B -- Ratings of Municipal Obligations..........................15
  Appendix C -- Taxable Equivalent Yield Table ...........................19
-------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

                              PROSPECTUS SUMMARY
------------------------------------------------------------------------------

    See the body of the Prospectus for more information on the topics discussed in this summary.

THE FUND: This Prospectus describes Landmark Tax Free Reserves, a tax-exempt money market mutual fund.


INVESTMENT OBJECTIVES AND POLICIES: To provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity. Through Tax Free Reserves Portfolio, the Fund invests primarily in short-term, high quality obligations issued by state and municipal governments and by other qualifying issuers, the interest on which is exempt from federal income taxes ("Municipal Obligations"). Because the Fund invests through Tax Free Reserves Portfolio, all references in this Prospectus to the Fund include the Portfolio, except as otherwise noted. There can be no assurance that the Fund will achieve its objectives.

INVESTMENT ADVISER AND DISTRIBUTOR: Citibank, N.A. ("Citibank" or the "Adviser"), a wholly-owned subsidiary of Citicorp, is the investment adviser. Citibank and its affiliates manage more than $83 billion in assets worldwide. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS" or the "Distributor") is the distributor of shares of the Fund. See "Management."


PURCHASES AND REDEMPTIONS: Customers of Shareholder Servicing Agents may purchase and redeem shares of the Fund on any Business Day. See "Purchases" and "Redemptions."

PRICING: Shares of the Fund are purchased and redeemed at net asset value (normally $1.00 per share) without a sales load or redemption fees. While there are no sales loads, shares of the Fund are subject to a distribution fee. See "Purchases," "Redemptions" and "Management -- Distribution Arrangements."


EXCHANGES: Shares may be exchanged for shares of most other Landmark Funds. See "Exchanges."


DIVIDENDS: Declared daily and distributed monthly. Shares begin accruing dividends on the day they are purchased. See "Net Income and Distributions."

REINVESTMENT: Dividends may be received either in cash or in Fund shares at net asset value, subject to the policies of a shareholder's Shareholder Servicing Agent. See "Net Income and Distributions."

WHO SHOULD INVEST: The Fund is designed for investors seeking liquidity, preservation of capital and current income exempt from federal income taxes, and for whom long-term capital growth is not a consideration. See "Investment Information."

RISK FACTORS: There can be no assurance that the Fund will achieve its investment objectives. In addition, while the Fund intends to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do so. Investments in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investments with a lower quality or a longer term.

    The Fund is a non-diversified mutual fund, which means that it is not subject to any statutory restrictions under the Investment Company Act of 1940 limiting the investment of its assets in one or relatively few issuers. The Fund may therefore invest a relatively high percentage of its assets in the obligations of a limited number of issuers. Also, the Fund may invest 25% or more of its assets in securities of issuers in similar or related industries or issuers located in the same state. As a result, the Fund is more susceptible to any single economic, political or regulatory occurrence.

    Certain investment practices also may entail special risks. Prospective investors should read "Risk Considerations" for more information about risk factors.

The following table summarizes estimated shareholder transaction and annual operating expenses for shares of the Fund and for Tax Free Reserves Portfolio.* For more information on costs and expenses, see "Management" -- page 9 and "General Information -- Expenses" -- page 13.

                                                                      ---------
SHAREHOLDER TRANSACTION EXPENSES ..............................          None
ANNUAL FUND OPERATING EXPENSES, AFTER FEE WAIVERS AND
  REIMBURSEMENTS (AS A PERCENTAGE OF AVERAGE NET ASSETS):
Investment Management Fee......................................          .20%
12b-1 Fees(1)(2) ..............................................          .03%
Other Expenses
  Administrative Services Fees(1) .............................          .09%
  Shareholder Servicing Agent Fees ............................          .25%
  Other Operating Expenses ....................................          .08%
                                                                         ----
Total Fund Operating Expenses(1) ..............................          .65%
                                                                         ====

* This table is intended to assist investors in understanding the various costs and expenses that a shareholder of the Fund will bear, either directly or indirectly. The table shows the fees paid by the Fund to various service providers after giving effect to expected voluntary partial fee waivers. There can be no assurance that the fee waivers and reimbursements reflected in the table will continue at their present levels.
(1) Absent fee waivers and reimbursements, 12b-1 fees, administrative services fees and total fund operating expenses would be .20%, .30% and 1.03%, respectively.
(2) Fees under the 12b-1 distribution plan are asset-based sales charges. Long-term shareholders in the Fund could pay more in sales charges than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

EXAMPLE: A shareholder of the Fund would pay the following expenses on a $1,000 investment, assuming redemption at the end of each period indicated below:

              ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
              -----------------------------------------------------
                $7            $21              $36          $81

The Example assumes a 5% annual return and that all dividends are reinvested, and expenses are based on the Fund's fiscal year ended August 31, 1996, after waivers and reimbursements. If waivers and reimbursements were not in place, the amounts in the Example would be $11, $33, $57 and $127, respectively. The assumption of a 5% annual return is required by the Securities and Exchange Commission for all mutual funds, and is not a prediction of the Fund's future performance. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE FUND. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                        CONDENSED FINANCIAL INFORMATION
-------------------------------------------------------------------------------


The following table provides condensed financial information about the Fund for the periods indicated. This information should be read in conjunction with the financial statements appearing in the Fund's Annual Report to Shareholders, which are incorporated by reference in the Statement of Additional Information. The financial statements and notes, as well as the table below, covering periods through August 31, 1996 have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report is included in the Fund's Annual Report. Copies of the Annual Report may be obtained without charge from an investor's Shareholder Servicing Agent (see inside of back cover for address and phone number).

-------------------------------------------------------------------------------

                                                                  FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED AUGUST 31,
                          1996       1995       1994       1993       1992       1991       1990       1989       1988       1987
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
 beginning of
 period .............. $1.00000   $1.00000   $1.00000   $1.00000   $1.00000   $1.00000   $1.00000   $1.00000   $1.00000   $1.00000
Net investment
 income ..............  0.02973    0.03197    0.02002    0.02014    0.03125    0.04667    0.05488    0.05604    0.04356    0.03819
Less dividends from
 net investment
 income .............. (0.02973)  (0.03197)  (0.02002)  (0.02014)  (0.03125)  (0.04667)  (0.05488)  (0.05604)  (0.04356)  (0.03819)
                       --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Net Asset Value, end
 of period ........... $1.00000   $1.00000   $1.00000   $1.00000   $1.00000   $1.00000   $1.00000   $1.00000   $1.00000   $1.00000
                       ========   ========   ========   ========   ========   ========   ========   ========   ========   ========

RATIOS/SUPPLEMENTAL
 DATA:
Net assets, end of
 period
 (000's omitted) ....  $371,349   $392,172   $232,333   $227,296   $211,978   $200,002   $151,356   $126,462   $140,886   $145,330
Ratio of expenses to
 average net
 assets* .............    0.65%      0.65%      0.65%      0.65%      0.65%      0.65%      0.65%      0.80%      0.81%      0.81%
Ratio of net investment
 income to average net
 assets ..............     2.97%      3.22%      1.99%      2.01%      3.10%      4.62%      5.49%      5.60%      4.35%      3.83%
Total return .........     3.01%      3.24%      2.02%      2.03%      3.17%      4.77%      5.62%      5.74%      4.43%      3.90%

Note: If agents of the Fund and agents of Tax Free Reserves Portfolio had not waived all or a portion of their fees during the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income
 per share ...........  $0.02693   $0.02929   $0.01730   $0.01723   $0.02813   $0.04364   $0.05158   $0.05404   $0.04236   $0.03689
RATIOS:
Expenses to average
 net assets* .........     0.93%      0.92%      0.92%      0.94%      0.97%      0.95%      0.98%      1.00%      0.93%      0.94%
Net investment income
 to average net
 assets ...............    2.69%      2.95%      1.72%      1.72%      2.79%      4.32%      5.16%      5.40%      4.23%      3.70%

*Includes the Fund's share of Tax Free Reserves Portfolio's allocated expenses.

------------------------------------------------------------------------------
                            INVESTMENT INFORMATION
------------------------------------------------------------------------------

INVESTMENT OBJECTIVES: The investment objectives of the Fund are to provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

    The investment objectives of the Fund may not be changed without approval by the Fund's shareholders. Of course, there can be no assurance that the Fund will achieve its investment objectives.


INVESTMENT POLICIES: The Fund seeks its investment objectives by investing all of its investable assets in Tax Free Reserves Portfolio. The Portfolio seeks its objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments and their authorities, agencies, instrumentalities and political subdivisions and by other qualifying issuers, the interest on which is exempt from federal income taxes (these securities are referred to as "Municipal Obligations"). As a fundamental policy, the Fund invests at least 80% of its assets, under normal circumstances, in the following types of Municipal Obligations and in participation interests in these obligations issued by banks, insurance companies or other financial institutions ("Participation Interests"):


  (1) Municipal bonds that at the date of purchase are rated Aa or better by Moody's Investors Service, Inc. ("Moody's") or AA or better by Standard & Poor's Rating Group ("S&P") or Fitch Investors Service, Inc. ("Fitch"), or are unrated but are of comparable quality as determined by the Adviser on the basis of a credit evaluation of the obligor, or of the bank issuing the Participation Interest or guarantee of the bonds, or of any insurance issued in support of the bonds or the Participation Interest;

  (2) Municipal notes that at the date of purchase are rated MIG 2/VMIG 2 or better by Moody's, SP-2 or better by S&P or F-2 or better by Fitch, or are unrated but are of comparable quality as determined by the Adviser; and

  (3) Municipal commercial paper that at the date of purchase is rated Prime-2 or better by Moody's, A-2 or better by S&P or F-2 or better by Fitch, or is unrated but is of comparable quality as determined by the Adviser.

See Appendix A for an explanation of Municipal Obligations and Appendix B for an explanation of ratings of Municipal Obligations.

    Although the Fund attempts to invest all of its assets in Municipal Obligations, the Fund may invest up to 20% of its assets in taxable securities (such as U.S. Government obligations or certificates of deposit of domestic banks). Any taxable securities in which the Fund invests are of comparable quality to the Municipal Obligations in which the Fund invests.

    In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer.

CERTAIN ADDITIONAL INVESTMENT POLICIES:
    $1.00 NET ASSET VALUE. The Fund employs specific investment policies and procedures designed to maintain a constant net asset value of $1.00 per share. There can be no assurance, however, that a constant net asset value will be maintained on a continuing basis. See "Net Income and Distributions."


    90-DAY AVERAGE MATURITY. All of the Fund's investments mature in 397 days or less from the date of purchase, have a variable rate of interest adjusted no less frequently than every 397 days, or are purchased pursuant to a repurchase agreement which provides for repurchase by the seller within 397 days from the date of purchase. The average maturity of the Fund's investments (on a dollar-weighted basis) is 90 days or less. All of the Fund's investments are "eligible securities" within the meaning of Rule 2a-7 under the 1940 Act, and are determined by the Adviser to present minimal credit risks. Investment in high quality, short-term instruments may, in many circumstances, result in a lower yield than would be available from investment in instruments with a lower quality or a longer term.


    PERMITTED INVESTMENTS. Uninvested cash reserves may be held temporarily for the Fund pending investment. The Fund may borrow from banks up to 15% of its total assets for temporary or emergency purposes. For more information regarding permitted investments and investment practices, see Appendix A. The Fund will not necessarily invest or engage in each of the investments and investment practices in Appendix A but reserves the right to do so.


    INVESTMENT RESTRICTIONS. The Statement of Additional Information contains a list of specific investment restrictions which govern the Fund's investment policies. Except as otherwise indicated, the Fund's investment restrictions and policies may be changed without shareholder approval. If a percentage or rating restriction (other than a restriction as to borrowing) is adhered to at the time an investment is made, a later change in percentage or rating resulting from changes in the Fund's securities will not be a violation of policy.


    BROKERAGE TRANSACTIONS. The primary consideration in placing the Fund's security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible.

------------------------------------------------------------------------------
                             RISK CONSIDERATIONS
------------------------------------------------------------------------------

    The risks of investing in the Fund vary depending upon the nature of the securities held, and the investment practices employed, on its behalf. Certain of these risks are described below.

    NON-DIVERSIFIED STATUS. The Fund is a non-diversified mutual fund. This means that it is not subject to any statutory restrictions under the 1940 Act limiting the investment of its assets in one or relatively few issuers (although certain diversification requirements are imposed by the Internal Revenue Code). Since the Fund may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the value of shares of the Fund may be more susceptible to any single economic, political or regulatory occurrence than the value of shares of a diversified mutual fund would be. The Fund also may invest 25% or more of its assets in securities the issuers of which are located in the same state or the interest on which is paid from revenues of similar type projects or that are otherwise related in such a way that a single economic, business or political development or change affecting one of the securities would also affect other securities. Investors should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

    "CONCENTRATION" IN PARTICIPATION INTERESTS. The Fund invests more than 25% of its assets in Participation Interests in Municipal Obligations which are secured by bank letters of credit or guarantees. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit or guarantee. For additional information concerning variable rate instruments and Participation Interests, see Appendix A.

    INVESTMENT PRACTICES. Certain of the investment practices employed for the Fund may entail certain risks. See Appendix A.


SPECIAL INFORMATION CONCERNING INVESTMENT STRUCTURE: The Fund does not invest directly in securities. Instead, the Fund invests all of its investable assets in the Portfolio, which is a mutual fund having the same investment objectives and policies as the Fund. The Portfolio, in turn, buys, holds and sells securities in accordance with these objectives and policies. Of course, there can be no assurance that the Fund or the Portfolio will achieve its objectives. The Trustees of the Fund believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses that the Fund would incur if the assets of the Fund were invested directly in the types of securities held by the Portfolio. The Fund may withdraw its investment in the Portfolio at any time, and will do so if the Fund's Trustees believe it to be in the best interest of the Fund's shareholders. If the Fund were to withdraw its investment in the Portfolio, the Fund could either invest directly in securities in accordance with the investment policies described above or invest in another mutual fund or pooled investment vehicle having the same investment objectives and policies. If the Fund were to withdraw, the Fund could receive securities from the Portfolio instead of cash, causing the Fund to incur brokerage, tax and other charges or leaving it with securities which may or may not be readily marketable or widely diversified.

    The Portfolio may change its investment objectives and certain of its investment policies and restrictions without approval by its investors, but the Portfolio will notify the Fund (which in turn will notify its shareholders) and its other investors at least 30 days before implementing any change in its investment objectives. A change in investment objectives, policies or restrictions may cause the Fund to withdraw its investment in the Portfolio.

    Certain investment restrictions of the Portfolio cannot be changed without approval by the investors in the Portfolio. These policies are described in the Statement of Additional Information. When the Fund is asked to vote on matters concerning the Portfolio (other than a vote to continue the Portfolio following the withdrawal of an investor), the Fund will hold a shareholder meeting and vote in accordance with shareholder instructions. Of course, the Fund could be outvoted, or otherwise adversely affected, by other investors in the Portfolio.

    The Portfolio may sell interests to investors in addition to the Fund. These investors may be mutual funds which offer shares to their shareholders with different costs and expenses than the Fund. Therefore, the investment returns for all investors in funds investing in the Portfolio may not be the same. These differences in returns are also present in other mutual fund structures. Information about other holders of interests in the Portfolio is available from the Fund's distributor, LFBDS (see back cover for address and phone number).


------------------------------------------------------------------------------
                             VALUATION OF SHARES
------------------------------------------------------------------------------

    Net asset value per share of the Fund is determined each day the New York Stock Exchange is open for trading (a "Business Day"). This determination is made once each day as of 12:00 noon, Eastern time, by adding the market value of all of the Fund's securities and other assets, then subtracting the liabilities charged to the Fund, and then dividing the result by the number of the Fund's outstanding shares. The Fund attempts to stabilize the net asset value of its shares at $1.00 by valuing portfolio securities using the amortized cost method; however, there can be no assurance that the Fund's net asset value will always remain at $1.00 per share. The net asset value per share is effective for orders received and accepted by the Distributor prior to its calculation.

    The amortized cost method involves valuing a security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of a security is higher or lower than the price the Fund would receive if the security were sold.

--------------------------------------------------------------------------------
                                  PURCHASES
------------------------------------------------------------------------------

    Shares of the Fund are offered continuously and may be purchased on any Business Day without a sales load at the shares' net asset value next determined after an order is transmitted to and accepted by the Distributor. Shares may be purchased either through a securities broker which has a sales agreement with the Distributor or through a bank or other financial institution which has an agency agreement with the Distributor. Shares of the Fund are being offered exclusively to customers of a Shareholder Servicing Agent (i.e., a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement concerning the Fund). The Fund and the Distributor reserve the right to reject any purchase order and to suspend the offering of Fund shares for a period of time.

    While there is no sales load imposed on shares of the Fund, the Distributor receives fees from the Fund pursuant to a Distribution Plan. See "Management -- Distribution Arrangements."

    Each shareholder's account is established and maintained by his or her Shareholder Servicing Agent, which will be the shareholder of record of the Fund. Each Shareholder Servicing Agent may offer services to its customers such as pre-authorized or automatic purchase and redemption programs and "sweep" checking programs, and may establish its own terms, conditions and charges with respect to services it offers to its customers. Charges for these services may include fixed annual fees and account maintenance fees. The effect of any of these fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent.

    Shareholder Servicing Agents will not transmit purchase orders to the Distributor until they have received the purchase price in federal or other immediately available funds. If Fund shares are purchased by check, there will be a delay (usually not longer than two business days) in transmitting the purchase order until the check is converted into federal funds.


    From time to time the Distributor may make payments for distribution and/ or shareholder servicing activities out of its past profits and other sources available to it. The Distributor may also make payments for marketing, promotional or related expenses to dealers who engage in marketing efforts on behalf of the Funds. The amounts of these payments will be determined by LFBDS in its sole discretion and may vary among different dealers.


------------------------------------------------------------------------------
                                  EXCHANGES
------------------------------------------------------------------------------

    Shares of the Fund may be exchanged for shares of the other Landmark Funds that are made available by a shareholder's Shareholder Servicing Agent, or may be acquired through an exchange of shares of those funds. No initial sales charge is imposed on shares being acquired through an exchange unless the shares being acquired are subject to a sales charge that is greater than the current sales charge of the Fund (in which case an initial sales charge will be imposed at a rate equal to the difference). Contingent deferred sales charges may apply to redemptions of some shares of other Landmark Funds disposed of or acquired through an exchange.

    Shareholders must place exchange orders through their Shareholder Servicing Agents, and may do so by telephone if their account applications so permit. For more information on telephone transactions see "Redemptions." All exchanges will be effected based on the relative net asset values per share next determined after the exchange order is received by the Distributor. See "Valuation of Shares." Shares of the Fund may be exchanged only after payment in federal funds for the shares has been made.

    This exchange privilege may be modified or terminated at any time, upon at least 60 days' notice when such notice is required by SEC rules, and is available only in those jurisdictions where such exchanges legally may be made. See the Statement of Additional Information for further details. Before making any exchange, shareholders should contact their Shareholder Servicing Agents to obtain more information and prospectuses of the Landmark Funds to be acquired through the exchange.

------------------------------------------------------------------------------
                                 REDEMPTIONS
------------------------------------------------------------------------------

    Fund shares may be redeemed at their net asset value (normally $1.00 per share) next determined after a redemption request in proper form is received by a shareholder's Shareholder Servicing Agent. Shareholders may redeem shares of the Fund only by authorizing their Shareholder Servicing Agents to redeem such shares on their behalf through the Distributor.

    REDEMPTIONS BY MAIL. Shareholders may redeem Fund shares by sending written instructions in proper form (as determined by a shareholder's Shareholder Servicing Agent) to their Shareholder Servicing Agents. Shareholders are responsible for ensuring that a request for redemption is in proper form.

    REDEMPTIONS BY TELEPHONE. Shareholders may redeem or exchange Fund shares by telephone, if their account applications so permit, by calling their Shareholder Servicing Agents. During periods of drastic economic or market changes or severe weather or other emergencies, shareholders may experience difficulties implementing a telephone exchange or redemption. In such an event, another method of instruction, such as a written request sent via an overnight delivery service, should be considered. The Fund and each Shareholder Servicing Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include recording of the telephone instructions and verification of a caller's identity by asking for his or her name, address, telephone number, Social Security number, and account number. If these or other reasonable procedures are not followed, the Fund or the Shareholder Servicing Agent may be liable for any losses to a shareholder due to unauthorized or fraudulent instructions. Otherwise, the shareholder will bear all risk of loss relating to a redemption or exchange by telephone.

    PAYMENT OF REDEMPTIONS. The proceeds of a redemption are paid in federal funds normally on the Business Day the redemption is effected, but in any event within seven days. If a shareholder requests redemption of shares which were purchased recently, the Fund may delay payment until it is assured that good payment has been received. In the case of purchases by check, this can take up to ten days. See "Determination of Net Asset Value" in the Statement of Additional Information regarding the Fund's right to pay the redemption price in kind with securities (instead of cash).

    Questions about redemption requirements should be referred to the shareholder's Shareholder Servicing Agent. The right of any shareholder to receive payment with respect to any redemption may be suspended or the payment of the redemption price postponed during any period in which the New York Stock Exchange is closed (other than weekends or holidays) or trading on the Exchange is restricted or if an emergency exists.

------------------------------------------------------------------------------
                         NET INCOME AND DISTRIBUTIONS
------------------------------------------------------------------------------

    The Fund's net income is determined each Business Day (and on such other days as is necessary in order to comply with the 1940 Act). This determination is made once during each such day as of 12:00 noon, Eastern time. All the Fund's net income is declared as a dividend to shareholders of record at the time of such determination. Shares begin accruing dividends on the day they are purchased, and accrue dividends up to and including the day prior to redemption. Dividends are distributed monthly on or prior to the last business day of each month. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder's Shareholder Servicing Agent), dividends are distributed in the form of full and fractional additional Fund shares at the rate of one share of the Fund for each one dollar of dividend income.


    Since the Fund's net income is declared as a dividend each time the Fund's net income is determined, the net asset value per share of the Fund is expected to remain at $1.00 per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder's investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder's account.

    Because of the short-term maturities of the portfolio investments of the Fund, the Fund does not expect to realize long-term capital gains or losses. Any net realized short-term capital gains will be declared and distributed to the Fund's shareholders annually after the close of the Fund's fiscal year. Distributions of short-term capital gains are taxable to shareholders as described in "Tax Matters." Any realized short-term capital losses will be offset against short-term capital gains or, to the extent possible, utilized as capital loss carryover. The Fund may distribute short-term capital gains more frequently than annually, reduce shares to reflect capital losses or make distributions of capital if necessary in order to maintain the Fund's net asset value of $1.00 per share.


    It is expected that the Fund will have a positive net income at the time of each determination thereof. If for any reason the Fund's net income is a negative amount, which could occur, for instance, upon default by an issuer of a portfolio security, the Fund would first offset the negative amount with respect to each shareholder account from the dividends declared during the month with respect to those accounts. If and to the extent that negative net income exceeds declared dividends at the end of the month, the Fund would reduce the number of outstanding Fund shares by treating each shareholder as having contributed to the capital of the Fund that number of full and fractional shares in his or her account which represents his or her share of the amount of such excess. Each shareholder would be deemed to have agreed to such contribution in these circumstances by his or her investment in the Fund.

------------------------------------------------------------------------------
                                   MANAGEMENT
------------------------------------------------------------------------------

TRUSTEES AND OFFICERS: The Fund and Tax Free Reserves Portfolio are supervised by their own Boards of Trustees. In each case, a majority of the Trustees are not affiliated with the Adviser. In addition, a majority of the disinterested Trustees of the Fund are different from a majority of the disinterested Trustees of the Portfolio. More information on the Trustees and officers of the Fund and the Portfolio appears under "Management" in the Statement of Additional Information.


INVESTMENT ADVISER: CITIBANK. The Fund draws on the strength and experience of Citibank. Citibank offers a wide range of banking and investment services to customers across the United States and throughout the world, and has been managing money since 1822. Its portfolio managers are responsible for investing in money market, equity and fixed income securities. Citibank and its affiliates manage more than $83 billion in assets worldwide. Citibank is a wholly-owned subsidiary of Citicorp.

    Citibank manages the assets of Tax Free Reserves Portfolio pursuant to an Investment Advisory Agreement. Subject to policies set by the Portfolio's Trustees, Citibank makes investment decisions for the Portfolio.

    ADVISORY FEES. For its services under the Investment Advisory Agreement, the Adviser receives investment advisory fees, which are accrued daily and paid monthly, of 0.20% of Tax Free Reserves Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year.

    For the fiscal year ended August 31, 1996, the investment advisory fees paid to Citibank, after waiver, were 0.19% of the Portfolio's average daily net assets for that fiscal year.

    BANKING RELATIONSHIPS. Citibank and its affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Citibank has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any division or department of Citibank or in the possession of any affiliate of Citibank.

    BANK REGULATORY MATTERS. The Glass-Steagall Act prohibits certain financial institutions, such as Citibank, from underwriting securities of open-end investment companies, such as the Fund. Citibank believes that its services under the Investment Advisory Agreement and the activities performed by it or its affiliates as Shareholder Servicing Agents and sub-administrator are not underwriting and are consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is no controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and sub-administrative activities by banks. State laws on this issue may differ from applicable federal law and banks and financial institutions may be required to register as dealers pursuant to state securities laws. Changes in either federal or state statutes or regulations, or in their interpretations, could prevent Citibank or its affiliates from continuing to perform these services for the Fund. If Citibank or its affiliates were to be prevented from acting as the Adviser, sub-administrator or a Shareholder Servicing Agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

ADMINISTRATIVE SERVICES PLANS: The Fund and Tax Free Reserves Portfolio have Administrative Services Plans which provide that the Fund or the Portfolio may obtain the services of an administrator, a transfer agent, a custodian, a fund accountant, and, in the case of the Fund, one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Fund's Administrative Services Plan, the total of the fees paid to the Fund's Administrator and Shareholder Servicing Agents and the distribution fee paid to the Distributor (other than any fee concerning electronic or other media advertising) may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. Within this overall limitation, individual fees may vary. Under the Portfolio's Administrative Services Plan, fees paid to the Portfolio's Administrator may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for the Portfolio's then-current fiscal year. See "Administrator," "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant."


ADMINISTRATOR: LFBDS provides certain administrative services to the Fund and Tax Free Reserves Portfolio under administrative services agreements. These administrative services include providing general office facilities, supervising the overall administration of the Fund and the Portfolio, and providing persons satisfactory to the Boards of Trustees to serve as Trustees and officers of the Fund and the Portfolio. These Trustees and officers may be directors, officers or employees of LFBDS or its affiliates.

    For these services, the Administrator receives fees accrued daily and paid monthly of 0.25% of the average daily net assets of the Fund and 0.05% of the assets of Tax Free Reserves Portfolio, in each case on an annualized basis for the Fund's or the Portfolio's then-current fiscal year. However, the Administrator has voluntarily agreed to waive a portion of the fees payable to it.

    LFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc. "Landmark" is a service mark of LFBDS.

SUB-ADMINISTRATOR: Pursuant to sub-administrative services agreements, Citibank performs such sub-administrative duties for the Fund and the Portfolio as from time to time are agreed upon by Citibank and LFBDS. Citibank's compensation as sub-administrator is paid by LFBDS.

SHAREHOLDER SERVICING AGENTS: The Fund has entered into separate shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent provides shareholder services, including answering customer inquiries, assisting in processing purchase, exchange and redemption transactions and furnishing Fund communications to shareholders. For these services, each Shareholder Servicing Agent receives a fee from the Fund at an annual rate of 0.25% of the average daily net assets of the Fund represented by shares owned by investors for whom such Shareholder Servicing Agent maintains a servicing relationship.


    Some Shareholder Servicing Agents may impose certain conditions on their customers in addition to or different from those imposed by the Fund, such as requiring a minimum initial investment or charging their customers a direct fee for their services. Each Shareholder Servicing Agent has agreed to transmit to its customers who are shareholders of the Fund appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to imposition of any transaction fees.


TRANSFER AGENT, CUSTODIAN AND FUND ACCOUNTANT: State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for the Fund. State Street also provides fund accounting services to the Fund and calculates the daily net asset value of the Fund.

DISTRIBUTION ARRANGEMENTS: LFBDS is the Distributor of the Fund's shares and also serves as distributor for each of the other Landmark Funds and as a Shareholder Servicing Agent for certain investors. As Distributor, LFBDS bears the cost of compensating personnel involved in the sale of shares of the Fund and bears all costs of travel, office expenses (including rent and overhead) and equipment. In those states where LFBDS is not a registered broker-dealer, shares of the Fund are sold through Signature Broker-Dealer Services, Inc., as dealer.


    Under a plan of distribution for the Fund adopted in accordance with Rule 12b-1 under the 1940 Act (the "Plan"), the Fund pays the Distributor a fee at an annual rate not to exceed 0.10% of the average daily net assets of the Fund. The Plan also permits the Fund to pay the Distributor an additional fee (not to exceed 0.10% of the average daily net assets of the Fund) in anticipation of or as reimbursement for print or electronic media advertising expenses incurred in connection with the sale of Fund shares. However, the Distributor has agreed to waive a portion of these fees.


    The Fund and the Distributor provide to the Trustees quarterly a written report of amounts expended pursuant to the Plan and the purposes for which the expenditures were made.

------------------------------------------------------------------------------
                                 TAX MATTERS
------------------------------------------------------------------------------


    This discussion of taxes is for general information only. Investors should consult their own tax advisers about their particular situations.

FEDERAL INCOME TAXES: The Fund intends to meet requirements of the Internal Revenue Code applicable to regulated investment companies so that it will not be liable for any federal income or excise taxes.


    The Fund expects that most of its net income will be attributable to interest on Municipal Obligations and as a result most of the Fund's dividends to shareholders will be excludable from shareholders' gross income. However, the Fund may invest from time to time in taxable securities, and certain Fund dividends may be subject to the federal alternative minimum tax. It is also possible, but not intended, that the Fund may realize short-term or long-term capital gains or losses. Generally, distributions from the Fund's short-term capital gains will be taxed as ordinary income, and distributions of long-term net capital gains will be taxed as such regardless of how long the shares of the Fund have been held. Dividends and distributions are treated in the same manner for federal tax purposes whether they are paid in cash or as additional shares.


    Fund dividends of tax-exempt income are taken into account in determining the amount of a shareholder's social security and railroad retirement benefits that may be subject to federal income tax. No deduction may be claimed for interest on indebtedness incurred or continued for the purpose of purchasing or carrying Fund shares. Investors who are, or who are related to, "substantial users" of facilities financed by private activity bonds should consult their tax advisers before buying Fund shares.


    Early each year, the Fund will notify its shareholders of the amount and federal tax status of distributions paid to shareholders for the preceding year.

    The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to 31% backup withholding for failing to report income to the IRS. The Fund may be required to withhold (and pay over to the IRS for the shareholder's credit) 31% of certain distributions paid to shareholders who fail to provide this information or otherwise violate IRS regulations.

STATE AND LOCAL TAXES: Fund dividends which are excludable from shareholders' gross income for federal income tax purposes may not necessarily be exempt from the income or other tax laws of any state or local taxing authority. Investors should consult their own tax advisers in this regard.


FOREIGN SHAREHOLDERS: The Fund will withhold U.S. federal income tax payments at a rate of 30% (or any lower applicable treaty rate) on taxable dividends and other payments subject to withholding taxes that are made to persons who are not citizens or residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.


------------------------------------------------------------------------------
                           PERFORMANCE INFORMATION
------------------------------------------------------------------------------

    Fund performance may be quoted in advertising, shareholder reports and other communications in terms of yield, effective yield, tax equivalent yield, total rate of return or tax equivalent total rate of return. All performance information is historical and is not intended to indicate future performance. Yields and total rates of return fluctuate in response to market conditions and other factors.

    The Fund may provide its period and average annualized "total rates of return" and "tax equivalent total rates of return." The "total rate of return" refers to the change in the value of an investment in the Fund over a stated period and is compounded to include the value of any shares purchased with any dividends or capital gains declared during such period. Period total rates of return may be "annualized." An "annualized" total rate of return assumes that the period total rate of return is generated over a one-year period. The "tax equivalent total rate of return" refers to the total rate of return that a fully taxable money market fund would have to generate in order to produce an after-tax total rate of return equivalent to that of the Fund. The use of a tax equivalent total rate of return allows investors to compare the total rates of return of the Fund, the dividends from which are exempt from federal personal income taxes, with the total rates of return of funds the dividends from which are not so tax exempt.

    The Fund may provide annualized "yield," "effective yield" and "tax equivalent yield" quotations. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period is stated in any such advertisement or communication). This income is then annualized; that is, the amount of income generated by the investment over that period is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but when annualized the income earned by the investment during that seven-day period is assumed to be reinvested. The effective yield is slightly higher than the yield because of the compounding effect of this assumed reinvestment. The "tax equivalent yield" refers to the yield that a fully taxable money market fund would have to generate in order to produce an after-tax yield equivalent to that of the Fund. The use of a tax equivalent yield allows investors to compare the yield of the Fund, the dividends from which are exempt from federal personal income tax, with yields of funds the dividends from which are not so tax exempt. The Fund may also provide yield, effective yield and tax equivalent yield quotations for longer periods.

    Of course, any fees charged by a shareholder's Shareholder Servicing Agent will reduce that shareholder's net return on his or her investment. See the Statement of Additional Information for more information concerning the calculation of yield and total rate of return quotations for the Fund.

------------------------------------------------------------------------------
                             GENERAL INFORMATION
------------------------------------------------------------------------------

ORGANIZATION: Landmark Tax Free Reserves is a non-diversified, open-end management investment company organized as a Massachusetts business trust on June 21, 1985 and registered under the 1940 Act. The Fund is the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated in Maryland in 1983.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the trust's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    Tax Free Reserves Portfolio is a trust organized under the laws of the State of New York. The Declaration of Trust of the Portfolio provides that the entities investing in the Portfolio are each liable for all obligations of the Portfolio. However, it is not expected that the liabilities of the Portfolio would ever exceed its assets.

VOTING AND OTHER RIGHTS: Landmark Tax Free Reserves may issue an unlimited number of shares, may create new series of shares and may divide shares in each series into classes. Each share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. All shares of each series of the Fund have equal voting rights except that, in matters affecting only a particular series, only shares of that particular series are entitled to vote.

    At any meeting of shareholders of the Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Shareholder Servicing Agent is the holder of record.


    As a Massachusetts business trust, the Fund is not required to hold annual shareholder meetings. Shareholder approval will usually be sought only for changes in the Fund's (or Tax Free Reserves Portfolio's) fundamental investment restrictions and for the election of Trustees under certain circumstances. Trustees may be removed by shareholders under certain circumstances. Each share of the Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation of the Fund.


CERTIFICATES: The Fund's Transfer Agent maintains a share register for shareholders of record, i.e., Shareholder Servicing Agents. Share certificates are not issued.


EXPENSES: For the fiscal year ended August 31, 1996, total operating expenses of the Fund, after allocating to the Fund its share of Tax Free Reserves Portfolio's expenses and after giving effect to fee waivers and reimbursements, were 0.65% of the Fund's average daily net assets for that fiscal year. All fee waivers and reimbursements are voluntary and may be reduced or terminated at any time.
                        ------------------------------
    The Statement of Additional Information dated the date hereof contains more detailed information about the Fund, including information related to (i) investment policies and restrictions, (ii) the Trustees, officers, Adviser and Administrator, (iii) securities transactions, (iv) the Fund's shares, including rights and liabilities of shareholders, (v) the methods used to calculate performance information, (vi) programs for the purchase of shares, and (vii) the determination of net asset value.


    No person has been authorized to give any information or make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. This Prospectus does not constitute an offering by the Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

------------------------------------------------------------------------------
                                  APPENDIX A
------------------------------------------------------------------------------

                                PERMITTED INVESTMENTS
                           AND INVESTMENT PRACTICES

    MUNICIPAL BONDS. Municipal bonds are debt obligations of states, cities, municipalities and municipal agencies and authorities which generally have a maturity at the time of issue of one year or more and which are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, refunding outstanding obligations or obtaining funds for institutions and facilities. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The principal of and interest on revenue bonds are payable from the income of specific projects or authorities and generally are not supported by the issuer's general power to levy taxes. In some cases, revenues derived from specific taxes are pledged to support payments on a revenue bond.

    In addition, certain kinds of private activity bonds ("IDBs") are issued by or on behalf of public authorities to provide funding for various privately operated industrial facilities, such as warehouse, office, plant and store facilities and environmental and pollution control facilities. IDBs are, in most cases, revenue bonds. The payment of the principal and interest on IDBs usually depends solely on the ability of the user of the facilities financed by the bonds or other guarantor to meet its financial obligations and, in certain instances, the pledge of real and personal property as security for payment. Many IDBs may not be readily marketable; however, the IDBs or the participation certificates in IDBs purchased by the Fund will have liquidity because they generally will be supported by demand features to "high quality" banks, insurance companies or other financial institutions.

    MUNICIPAL NOTES. There are four major varieties of state and municipal notes: Tax and Revenue Anticipation Notes ("TRANs"); Tax Anticipation Notes ("TANs"); Revenue Anticipation Notes ("RANs"); and Bond Anticipation Notes ("BANs"). TRANs, TANs and RANs are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Many TRANs, TANs and RANs are general obligations of the issuing entity payable from taxes or designated revenues, respectively, expected to be received within the related fiscal period. BANs are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds to be issued prior to the maturity of the BANs. BANs are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

    VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS. Variable rate instruments provide for a periodic adjustment in the interest rate paid on the instrument and usually permit the holder to receive payment of principal and accrued interest upon a specified number of day's notice. Variable rate instruments in which the Fund may invest include participation interests in Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organization ("Participation Interests"). A variable rate instrument or a Participation Interest may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank, or an insurance policy of an insurance company. See "Stand-by Commitments." Purchase of a Participation Interest may involve the risk that the Fund will not be deemed to be the owner of the underlying Municipal Obligation for purposes of the ability to claim tax exemption of interest paid on that Municipal Obligation. If interest rates rise or fall, the rates payable on variable rate instruments will generally be readjusted. As a result variable rate instruments do not offer the same opportunity for capital appreciation or loss as fixed rate instruments.

    STAND-BY COMMITMENTS. When the Fund purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. The Fund also may acquire stand-by commitments from broker-dealers. Under a stand-by commitment, a bank or broker-dealer agrees to purchase at the Fund's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option with respect to a particular Municipal Obligation. The Fund intends to acquire stand-by commitments solely to facilitate liquidity. Stand-by commitments are subject to certain risks, which include the ability of the issuer of the commitment to pay for the Municipal Obligations at the time the commitment is exercised, the fact that the commitment is not marketable, and that the maturity of the underlying security will generally be different from that of the commitment.

    "WHEN-ISSUED" SECURITIES. In order to ensure the availability of suitable securities, the Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the securities would be delivered to the Fund at a future date beyond customary settlement time. Under normal circumstances, the Fund takes delivery of the securities. In general, the purchaser does not pay for the securities until received and does not start earning interest until the contractual settlement date. While awaiting delivery of the securities, the Fund establishes a segregated account consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments to purchase "when-issued" securities. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Repurchase agreements are transactions in which an institution sells the Fund a security at one price, subject to the Fund's obligation to resell and the selling institution's obligation to repurchase that security at a higher price normally within a seven day period. There may be delays and risks of loss if the seller is unable to meet its obligation to repurchase. Repurchase agreements may involve Municipal Obligations or other securities.

    RESTRICTED SECURITIES. The Fund may purchase restricted securities that are not registered for sale to the general public. Provided that a dealer or institutional trading market in such securities exists, these restricted securities are not treated as illiquid securities for purposes of the Fund's investment limitations. Institutional trading in restricted securities is relatively new, and the liquidity of the Fund's investments could be impaired if trading does not develop or declines.

    PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS. The Fund may invest up to 10% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

------------------------------------------------------------------------------
                                  APPENDIX B
------------------------------------------------------------------------------

                        RATINGS OF MUNICIPAL OBLIGATIONS*

    The ratings of Moody's Investors Service, Inc., Standard & Poor's Ratings Group and Fitch Investors Service, Inc. represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.


               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                     TWO HIGHEST LONG-TERM DEBT RATINGS:

    Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

    Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


Note: Those bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.


               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
              TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

    Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. A short-term rating ("VMIG") may also be assigned to variable rate demand obligations. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends, for example, may be less important over the short run. Symbols used are as follows:


    MIG 1/VMIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

               DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S
                    TWO HIGHEST COMMERCIAL PAPER RATINGS:

    Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year.

    Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                     TWO HIGHEST LONG-TERM DEBT RATINGS:


    AAA -- An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

    AA -- An obligation rated "AA" differs from the highest rated obligations only in some small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

    Plus (+) or Minus (-): The "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
              TWO HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

    A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

    -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

    -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols and definitions are as follows:

    SP-1 -- Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

    SP-2 -- Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

               DESCRIPTION OF STANDARD & POOR'S RATINGS GROUP'S
                    TWO HIGHEST COMMERCIAL PAPER RATINGS:

    A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation (including commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

    A-1 -- A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

    A-2 -- A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                       DESCRIPTION OF STANDARD & POOR'S
                        RATINGS GROUP'S DUAL RATINGS:

    Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

    The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, "AAA/A-1+"). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, "SP-1+/A-1+").


                DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                          TWO HIGHEST BOND RATINGS:

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    AAA -- Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA -- Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".


    Plus (+) or Minus (-): The "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within the AA rating category.


                DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
             THREE HIGHEST RATINGS OF STATE AND MUNICIPAL NOTES:

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".


    F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.


                DESCRIPTION OF FITCH INVESTORS SERVICE, INC.'S
                   THREE HIGHEST COMMERCIAL PAPER RATINGS:

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    F-1+ -- Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

    F-1 -- Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+".

    F-2 -- Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

------------------------------------------------------------------------------
                                  APPENDIX C
------------------------------------------------------------------------------


                        TAXABLE EQUIVALENT YIELD TABLE
            (RATES FOR 1996 UNDER FEDERAL PERSONAL INCOME TAX LAW)

    The table below shows the approximate taxable bond yields which are equivalent to tax-exempt bond yields under 1996 federal personal income tax laws. SUCH YIELDS MAY DIFFER UNDER THE LAWS APPLICABLE TO SUBSEQUENT YEARS IF THE EFFECT OF ANY SUCH LAW IS TO CHANGE ANY TAX BRACKET OR THE AMOUNT OF TAXABLE INCOME WHICH IS APPLICABLE TO A TAX BRACKET. Separate calculations, showing the applicable taxable income brackets, are provided for investors who file joint returns and for investors who file individual returns. While it is expected that a substantial portion of the dividends paid to shareholders of the Fund will be exempt from federal personal income taxes, portions of such dividends from time to time may be subject to federal income taxes.

                                                          FEDERAL TABLE
----------------------------------------------------------------------------------------------------------------------------------
           TAXABLE INCOME*                                                        TAX-EXEMPT YELD
----------------------------------------------------------------------------------------------------------------------------------
  SINGLE RETURN          JOINT RETURN         INCOME
                                                TAX   2.00%  2.50%  3.00%  3.50%  4.00%   4.50%  5.00%  5.50%  6.00%  6.50%
                                             BRACKET**
            BUT                    BUT
   OVER   NOT OVER       OVER    NOT OVER                                       EQUIVALENT TAXABLE YIELD

$      0  $ 24,000     $      0  $ 40,100     15.00%  2.35%  2.94%  3.53%  4.12%  4.71%  5.29%  5.88%  6.47%  7.06%  7.65%
$ 24,000  $ 58,150     $ 40,100  $ 96,900     28.00%  2.78%  3.47%  4.17%  4.86%  5.56%  6.25%  6.94%  7.64%  8.33%  9.03%
$ 58,150  $121,300     $ 96,900  $147,700     31.00%  2.90%  3.62%  4.35%  5.07%  5.80%  6.52%  7.25%  7.97%  8.70%  9.42%
$121,300  $263,750     $147,700  $263,750     36.00%  3.13%  3.91%  4.69%  5.47%  6.25%  7.03%  7.81%  8.59%  9.38% 10.16%
$263,750               $263,750               39.60%  3.31%  4.14%  4.97%  5.79%  6.62%  7.45%  8.28%  9.11%  9.93% 10.76%

 *Net amount subject to Federal income tax after deductions and exemptions.
**Effective Federal tax bracket for 1996. 1997 information is not available as of the date of this Prospectus.
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------
SHAREHOLDER
SERVICING AGENTS
-----------------------------------
-----------------------------------

FOR CITIBANK NEW YORK RETAIL BANKING AND BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CLIENTS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive, or in NY or CT (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR
SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City

[logo] LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
Small Cap Equity Fund
International Equity Fund
Emerging Asian Markets Equity Fund

TRUSTEES AND OFFICERS

C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
H. B. Alvord
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor

-------------------------------------------------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould LLP
150 Federal Street, Boston, MA 02110

--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside of Cover)


TFR/P/97/RB        Printed on Recycled Paper  [Recycle symbol]



[logo]   LANDMARK(SM) FUNDS
           Advised by Citibank, N.A.


LANDMARK
TAX FREE RESERVES





PROSPECTUS
January 2, 1997

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                                 January 2, 1997

LANDMARK TAX FREE RESERVES
(A member of the LandmarkSM Family of Funds)

         Landmark Tax Free Reserves (the "Fund") is a no-load, non-diversified, open-end management investment company. The address and telephone number of the Fund are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the "Portfolio"). The address and telephone number of the Portfolio are 6 St. James Avenue, Boston, Massachusetts 02116, (617) 423-1679.

         FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, CITIBANK, N.A. OR ANY OF ITS AFFILIATES, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Table of Contents                                                        Page
-----------------                                                        ----
The Fund                                                                   2
Investment Objectives, Policies and
  Restrictions                                                             2
Performance Information                                                   16
Determination of Net Asset Value                                          17
Management                                                                18
Portfolio Transactions                                                    28
Description of Shares, Voting Rights
  and Liabilities                                                         28
Certain Additional Tax Matters                                            30
Independent Accountants and Financial
  Statements                                                              31

         This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated January 2, 1997, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained by an investor without charge by contacting the Fund's Distributor (see back cover for address and phone number).


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                   1. THE FUND

         The Fund is a no-load, non-diversified, open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on June 21, 1985 and is the successor to the business of The Landmark Funds Tax Free Reserves, Inc., which was incorporated under the laws of the State of Maryland in 1983. All references in this Statement of Additional Information to the Fund's activities are intended to include those of the Fund and its predecessor, unless the context indicates otherwise. References in this Statement of Additional Information to the Prospectus are to the Prospectus, dated January 2, 1997, of the Fund by which shares of the Fund are offered.


         The Fund is a type of mutual fund commonly referred to as a "tax-exempt money market fund." The net asset value of each of the Fund's shares is expected to remain constant at $1.00, although there can be no assurance that this will be so on a continuing basis. (See "Determination of Net Asset Value.")

         The Fund seeks its investment objectives by investing all of its investable assets in the Portfolio. The Portfolio is non-diversified open-end management investment company and has the same investment objectives and policies as the Fund.

         Citibank, N.A. ("Citibank" or the "Adviser") is the investment adviser to the Portfolio. The Adviser manages the investments of the Portfolio from day to day in accordance with the Portfolio's investment objectives and policies. The selection of investments for the Portfolio, and the way they are managed, depend on the conditions and trends in the economy and the financial marketplaces.

         The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS," the "Administrator" or "Portfolio Administrator"), the administrator of the Fund and Portfolio, supervises the overall administration of the Fund and Portfolio. The Boards of Trustees of the Fund and Portfolio provide broad supervision over the affairs of the Fund and Portfolio, respectively. Shares of the Fund are continuously sold by LFBDS, the Fund's distributor (the "Distributor"), only to investors who are customers of a financial institution, such as a federal or state-chartered bank, trust company, savings and loan association or savings bank, or a securities broker, that has entered into a shareholder servicing agreement with the Fund (collectively, "Shareholder Servicing Agents"). Although shares of the Fund are sold without a sales load, LFBDS may receive a fee from the Fund pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act").

               2. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                              INVESTMENT OBJECTIVES

         The investment objectives of the Fund are to provide its shareholders with high levels of current income exempt from federal income taxes, preservation of capital and liquidity.

         The investment objectives of the Fund may not be changed without approval by the Fund's shareholders. Of course, there can be no assurance that the Fund will achieve its investment objectives.

                               INVESTMENT POLICIES

         The Fund seeks its investment objectives by investing all of its investable assets in the Portfolio, which has the same investment objectives and policies as the Fund. The Prospectus contains a discussion of the various types of securities in which the Fund and Portfolio may invest and the risks involved in such investments. The following supplements the information contained in the Prospectus concerning the investment objectives, policies and techniques of the Fund and Portfolio. Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a supplementary discussion with respect to the Portfolio.

         The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Fund's assets would be invested in accordance with the investment policies described below with respect to the Portfolio. The approval of the Fund's shareholders would not be required to change any of the Fund's investment policies. The approval of the Fund and of the other investors in the Portfolio would not be required to change the Portfolio's investment objectives or any of the Portfolio's investment policies discussed below, including those concerning securities transactions. The Portfolio would, however, give written notice to its investors at least 30 days prior to implementing any change in its investment objectives.


         The Portfolio seeks its investment objectives by investing primarily in short-term, high quality fixed rate and variable rate obligations issued by or on behalf of states and municipal governments, their authorities, agencies, instrumentalities and political subdivisions and other qualifying issuers, the interest on which is exempt from federal income taxes, including participation interests in such obligations issued by banks, insurance companies or other financial institutions. (These securities, whether or not the interest thereon is subject to the federal alternative minimum tax, are referred to herein as "Municipal Obligations"). In determining the tax status of interest on Municipal Obligations, the Adviser relies on opinions of bond counsel who may be counsel to the issuer. Although the Portfolio will attempt to invest 100% of its assets in Municipal Obligations, the Portfolio reserves the right to invest up to 20% of its total assets in securities, the interest income on which is subject to federal, state and local income tax or the federal alternative minimum tax. The Portfolio invests more than 25% of its assets in participation certificates issued by banks in industrial development bonds and other Municipal Obligations. In view of this "concentration" in these bank participation certificates, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. (See "Variable Rate Instruments and Participation Interests" below.) The Portfolio may hold uninvested cash reserves pending investment. The Portfolio's investments may include "when-issued" or "forward delivery" Municipal Obligations, stand-by commitments and taxable repurchase agreements.


         For a general discussion of Municipal Obligations and an explanation of the ratings of Municipal Obligations by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group ("Standard & Poor's") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B to the Prospectus. For a comparison of yields on such Municipal Obligations and taxable securities, see Appendix C to the Prospectus.

         All investments by the Portfolio mature or are deemed to mature within 397 days from the date of acquisition and the average maturity of the Portfolio's securities (on a dollar-weighted basis) is 90 days or less. The maturities of variable rate instruments held by the Portfolio are deemed to be the longer of the notice period, or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of 397 days. (See "Variable Rate Instruments and Participation Interests" below.) All investments by the Portfolio are "eligible securities," that is, rated in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating organizations (each a "NRSRO") assigning a rating to the security or issuer or, if only one NRSRO assigns a rating, that NRSRO, or, in the case of an investment which is not rated, of comparable quality as determined by or on behalf of the Portfolio's Board of Trustees on the basis of its credit evaluation of the obligor or of the bank issuing a participation interest, letter of credit or guarantee, or insurance issued in support of the Municipal Obligations or participation interests. (See "Variable Rate Instruments and Participation Interests" below.) Such instruments may produce a lower yield than would be available from less highly rated instruments. The Portfolio's Board of Trustees has determined that Municipal Obligations which are backed by the full faith and credit of the U.S. Government are considered to have a rating equivalent to Moody's Aaa. (See "Ratings of Municipal Obligations" in Appendix B to the Prospectus.)

         As a fundamental policy, the Portfolio invests at least 80% of its assets, under normal circumstances, in:

         (1) Municipal bonds with remaining maturities of one year or less that are rated within the Aaa or Aa categories at the date of purchase by Moody's or within the AAA or AA categories by Standard & Poor's or Fitch or, if not rated by these rating agencies, are of comparable quality as determined by the Adviser on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests.

         (2) Municipal notes with remaining maturities of one year or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1+,F-1 or F-2 by Fitch or, if not rated by these rating agencies, are of comparable quality as determined by the Adviser. The principal kinds of municipal notes are tax and revenue anticipation notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

         (3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch or, if not rated by these rating agencies, is of comparable quality as determined by the Adviser. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

         Subsequent to its purchase by the Portfolio, a rated Municipal Obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event requires sale of such Municipal Obligation by the Portfolio (other than variable rate instruments which must be sold if they are not "high quality"), but the Adviser considers such event in determining whether the Portfolio should continue to hold the Municipal Obligation. To the extent that the ratings given to the Municipal Obligations or other securities held by the Portfolio are altered due to changes in any of the Moody's, Standard & Poor's or Fitch ratings systems (see Appendix B to the Prospectus for an explanation of these rating systems), the Adviser adopts such changed ratings as standards for its future investments in accordance with the investment policies contained in the Prospectus. Certain Municipal Obligations issued by instrumentalities of the U.S. Government are not backed by the full faith and credit of the U.S. Treasury but only by the creditworthiness of the instrumentality. The Portfolio's Board of Trustees has determined that any Municipal Obligation that depends directly, or indirectly through a government insurance program or other guarantee, on the full faith and credit of the U.S. Government is considered to have a rating in the highest category. Where necessary to ensure that the Municipal Obligations are "eligible securities" (i.e., within the two highest ratings assigned by Moody's, Standard & Poor's or Fitch), or where the obligations are not freely transferable, the Portfolio will require that the obligation to pay the principal and accrued interest be backed by an unconditional irrevocable bank letter of credit, a guarantee, insurance policy or other comparable undertaking of an approved financial institution.

         The Portfolio may invest 25% or more of its assets in securities that are related in such a way that an economic, business or political development or change affecting one of the securities would also affect the other securities including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same state.

VARIABLE RATE INSTRUMENTS AND PARTICIPATION INTERESTS

         Variable rate instruments that the Portfolio may purchase are tax-exempt Municipal Obligations (including municipal notes and municipal commercial paper) that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to receive payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or an insurance policy issued with respect to such instrument or by tendering or "putting" such instrument to a third party.

         The variable rate instruments in which the Portfolio's assets may be invested are payable upon a specified period of notice which may range from one day up to one year. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and the adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Portfolio will decide which variable rate instruments it will purchase in accordance with procedures prescribed by its Board of Trustees to minimize credit risks. An unrated variable rate instrument may be determined to meet the Portfolio's high quality criteria if it is backed by a letter of credit or guarantee or a right to tender or put the instrument to a third party or is insured by an insurer that meets the high quality criteria for the Portfolio discussed above or on the basis of a credit evaluation of the underlying obligor. If the credit of the obligor is of "high quality," no credit support from a bank or other financial institution will be necessary. Each unrated variable rate instrument will be evaluated on a quarterly basis to determine that it continues to meet the Portfolio's high quality criteria. If an instrument is ever deemed to be of less than high quality, the Portfolio either will sell it in the market or exercise the liquidity feature described below.

         Variable rate instruments in which the Portfolio may invest include participation interests in variable rate, tax-exempt Municipal Obligations owned by a bank, insurance company or other financial institution or affiliated organizations. Although the rate of the underlying Municipal Obligations may be fixed, the terms of the participation interest may result in the Portfolio receiving a variable rate on its investment. A participation interest gives the Portfolio an undivided interest in the Municipal Obligation in the proportion that the Portfolio's participation bears to the total principal amount of the Municipal Obligation and provides the liquidity feature. Each participation may be backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company that has been determined by or on behalf of the Board of Trustees of the Portfolio to meet the prescribed quality standards of the Portfolio. The Portfolio has the right to sell the participation interest back to the institution or draw on the letter of credit or insurance after a specified period of notice, for all or any part of the full principal amount of the Portfolio's participation in the security, plus accrued interest. The Portfolio intends to exercise the liquidity feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Portfolio in order to facilitate withdrawals from the Portfolio, or (3) to maintain a high quality investment portfolio. In some cases, this liquidity feature may not be exercisable in the event of a default on the underlying Municipal Obligations; in these cases, the underlying Municipal Obligations must meet the Portfolio's high credit standards at the time of purchase of the participation interest. Issuers of participation interests will retain a service and letter of credit fee and a fee for providing the liquidity feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the participations were purchased on behalf of the Portfolio. The total fees generally range from 5% to 15% of the applicable prime rate or other interest rate index. With respect to insurance, the Portfolio will attempt to have the issuer of the participation interest bear the cost of the insurance, although the Portfolio retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Portfolio subject to the expense limitation of 2 1/2% of the first $30 million of the Portfolio's average net assets, 2% of the next $70 million and 1 1/2% of the Portfolio's average net assets in excess of $100 million. The Adviser has been instructed by the Portfolio's Board of Trustees to monitor continually the pricing, quality and liquidity of the variable rate instruments held by the Portfolio, including the participation interests, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Portfolio may subscribe. Although participation interests may be sold, the Portfolio intends to hold them until maturity, except under the circumstances stated above.

         In view of the "concentration" of the Portfolio in bank participation interests in Municipal Obligations secured by bank letters of credit or guarantees, an investment in the Portfolio should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operation of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.

         Periods of high inflation and periods of economic slowdown, together with the fiscal measures adopted to attempt to deal with them, have brought wide fluctuations in interest rates. When interest rates rise, the value of fixed income securities generally falls; and vice versa. While this is true for variable rate instruments generally, the variable rate nature of the underlying instruments should minimize these changes in value. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. Because the adjustment of interest rates on the variable rate instruments is made in relation to movements of various interest rate adjustment indices, the variable rate instruments are not comparable to long-term fixed rate securities. Accordingly, interest rates on the variable rate instruments may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

         Because of the variable rate nature of the instruments, when prevailing interest rates decline the Portfolio's yield will decline and its shareholders will forgo the opportunity for capital appreciation. On the other hand, during periods when prevailing interest rates increase, the Portfolio's yield will increase and its shareholders will have reduced risk of capital depreciation.

         For purposes of determining whether a variable rate instrument held by the Portfolio matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Portfolio is entitled to receive payment of the principal amount of the instrument after notice or (2) the period remaining until the instrument's next interest rate adjustment. The maturity of a variable rate instrument will be determined in the same manner for purposes of computing the Portfolio's dollar-weighted average portfolio maturity.

"WHEN-ISSUED" SECURITIES

         New issues of certain Municipal Obligations frequently are offered on a "when-issued" or "forward delivery" basis. The payment obligation and the interest rate that will be received on the Municipal Obligations are each fixed at the time the buyer enters into the commitment although settlement, i.e., delivery of and payment for the Municipal Obligations, takes place beyond customary settlement time (but normally within 45 days after the date of the Portfolio's commitment to purchase). Although the Portfolio will only make commitments to purchase "when-issued" or "forward delivery" Municipal Obligations with the intention of actually acquiring them, the Portfolio may sell these securities before the settlement date if deemed advisable by the Adviser.

         Municipal Obligations purchased on a "when-issued" or "forward delivery" basis and the securities held in the Portfolio's portfolio are subject to changes in value based upon the public's perception of the credit-worthiness of the issuer and changes, real or anticipated, in the level of interest rates. The value of these Municipal Obligations and securities generally change in the same way, that is, both experience appreciation when interest rates decline and depreciation when interest rates rise. Purchasing Municipal Obligations on a "when-issued" or "forward delivery" basis can involve a risk that the yields available in the market on the settlement date may actually be higher or lower than those obtained in the transaction itself. A separate account of the Portfolio consisting of cash or liquid debt securities equal to the amount of the "when-issued" or "forward delivery" commitments will be established at the Portfolio's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of the Portfolio's commitments. On the settlement date of the "when-issued" or "forward delivery" securities, the Portfolio's obligations will be met from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although not normally expected, from sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or lesser than the Portfolio's payment obligations). Sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal income tax.

STAND-BY COMMITMENTS

         When the Portfolio purchases Municipal Obligations it may also acquire stand-by commitments from banks with respect to such Municipal Obligations. The Portfolio also may acquire stand-by commitments from broker-dealers. Under the stand-by commitment, a bank or broker-dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. A stand-by commitment is the equivalent of a "put" option acquired by the Portfolio with respect to a particular Municipal Obligation held in the Portfolio's portfolio.

         The amount payable to the Portfolio upon the exercise of a stand-by commitment normally would be (1) the acquisition cost of the Municipal Obligation (excluding any accrued interest paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Portfolio owned the security, plus (2) all interest accrued on the security since the last interest payment date during the period the security was owned by the Portfolio. Absent unusual circumstances relating to a change in market value, the Portfolio would value the underlying Municipal Obligation at amortized cost. Accordingly, the amount payable by a bank or dealer during the time a stand-by commitment is exercisable would be substantially the same as the market value of the underlying Municipal Obligation. The Portfolio values stand-by commitments at zero for purposes of computing the value of its net assets.

         The stand-by commitments that the Portfolio may enter into are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised and the fact that the commitment is not marketable by the Portfolio and the maturity of the underlying security will generally be different from that of the commitment.

TAXABLE SECURITIES

         Although the Portfolio attempts to invest 100% of its net assets in tax-exempt Municipal Obligations, the Portfolio may invest up to 20% of the value of the Portfolio's net assets in securities of the kind described below, the interest income on which is subject to federal income tax. Circumstances in which the Portfolio may invest in taxable securities include the following: (a) pending investment in the type of securities described above; (b) to maintain liquidity for the purpose of meeting anticipated withdrawals; and (c) when, in the opinion of the Fund's investment adviser, it is advisable to do so because of adverse market conditions affecting the market for Municipal Obligations. The kinds of taxable securities in which the Portfolio's assets may be invested are limited to the following short-term, fixed-income securities (maturing in 397 days or less from the time of purchase): (1) obligations of the U.S. Government or its agencies, instrumentalities or authorities; (2) commercial paper rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1+, F-1 or F-2 by Fitch; (3) certificates of deposit of U.S. banks with assets of $1 billion or more; and (4) repurchase agreements with respect to any Municipal Obligations or other securities which the Portfolio is permitted to own. The Portfolio's assets may also be invested in Municipal Obligations which are subject to an alternative minimum tax.

REPURCHASE AGREEMENTS

         The Portfolio may invest assets in instruments subject to repurchase agreements only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements may be deemed to be loans under the 1940 Act. All repurchase agreements entered into by the Portfolio shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the Portfolio or its custodian or sub-custodian shall have possession of the collateral, which the Portfolio's Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Portfolio but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The Portfolio's Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by the Portfolio. The Portfolio will not invest in a repurchase agreement maturing in more than seven days if any such investment together with illiquid securities held by the Portfolio exceed 10% of the Portfolio's total net assets. Repurchase agreements are also subject to the same risks described herein with respect to stand-by commitments.

                             INVESTMENT RESTRICTIONS

         The Fund and Portfolio have each adopted the following policies which may not be changed without approval by a "majority of the outstanding shares" of the Fund or the Portfolio, respectively, which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the shares of the Fund or the Portfolio, respectively, present at a meeting, if the holders of more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively, are present or represented by proxy, or (ii) more than 50% of the outstanding "voting securities" of the Fund or the Portfolio, respectively. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act. Whenever the Fund is requested to vote on a change in the investment restrictions of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its vote as instructed by the shareholders. The Fund will vote the shares held by its shareholders who do not give voting instructions in the same proportion as the shares of the Fund's shareholders who do give voting instructions. Shareholders of the Fund who do not vote will have no effect on the outcome of these matters.

         The Fund may not:

         (1) Make investments other than as described under "Investment Policies" above or any other form of federal tax-exempt investment which meets the Fund's high quality criteria, as determined by the Board of Trustees and which is consistent with the Fund's investment objectives and policies (provided, however, that the Fund may invest all of its assets in a diversified, open-end management investment company with substantially the same investment objectives, policies and restrictions as the Fund).

         (2) Borrow money. This restriction shall not apply to borrowings from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to 15% of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any investments. Interest paid on borrowings will reduce net income.

         (3) Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets and only to secure borrowings for temporary or emergency purposes.

         (4) Sell securities short or purchase securities on margin, or engage in the purchase and sale of put, call, straddle or spread options or in writing such options, except to the extent that securities subject to a demand obligation and stand-by commitments may be purchased as set forth under "Investment Policies" above.

         (5) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security (provided, however, that the Fund may invest all of its assets in a diversified, open-end management investment company with substantially the same investment objectives, policies and restrictions as the
Fund).

         (6) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests in real estate.

         (7) Make loans to others, except through the purchase of Fund investments, including repurchase agreements, as described under "Investment Policies" above.

         (8) Invest more than 5% of the value of its total assets in the securities of issuers where the entity providing the revenues from which the issue is to be paid has a record, including predecessors, of fewer than three years of continuous operation, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (provided, however, that the Fund may invest all of its assets in a diversified, open-end management investment company with substantially the same investment objectives, policies and restrictions as the Fund).

         (9) Invest more than 25% of its assets in the securities of "issuers" in any single industry, provided that there shall be no limitation on the purchase of Municipal Obligations or on obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In addition, the Fund reserves the freedom of action to invest more than 25% of its assets in instruments (including without limitation participation interests) issued by U.S. branches of domestic banks.

         (10) Invest in securities of other investment companies, except the Fund may purchase unit investment trust securities where such unit trusts meet the investment objectives and policies of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets (provided, however, that the Fund may invest all of its assets in a diversified, open-end management investment company with substantially the same investment objectives, policies and restrictions as the Fund).

         The Fund has adopted the following non-fundamental policy, which may be changed without approval by a majority of the outstanding shares of the Fund. The Fund will not invest in a repurchase agreement maturing in more than seven days or other illiquid securities if as a result thereof the Fund's total illiquid assets (including repurchase agreements maturing in more than seven days) would exceed 10% of the Fund's net assets.

         The Portfolio may not:

         (1) borrow money, except that as a temporary measure for extraordinary or emergency purposes borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Portfolio, including the amount borrowed (moreover, the Portfolio may not purchase any securities at any time at which borrowings exceed 5% of its total assets (taken at market value)); (it is intended that the Portfolio would borrow money only from banks and only to accommodate requests for the withdrawal of all or a portion of a beneficial interest in the Portfolio while effecting an orderly liquidation of securities); for additional related restrictions, see clause (i) under the caption "State and Federal Restrictions" below;

         (2) purchase any security or evidence of interest therein on margin, except that the Portfolio may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

         (3) underwrite securities issued by other persons, except insofar as the Portfolio may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

         (4) make loans to other persons except (a) through the lending of securities held by the Portfolio, but not in excess of 33 1/3% of the Portfolio's net assets, (b) through the use of fixed time deposits or repurchase agreements or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph (4) the purchase of short term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan; for additional related restrictions, see clause (x) under the caption "State and Federal Restrictions" below;

         (5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Portfolio reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund or the Portfolio);

         (6) concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of the Portfolio (taken at market value at the time of each investment) may be invested in any one industry, except that the Portfolio will invest at least 25% of its assets and may invest up to 100% of its assets in bank obligations; or

         (7) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating the investment restriction in paragraph (1) above.

For purposes of the investment restriction in paragraph (6) above, "bank obligations" shall include bank participation interests in Municipal Obligations.


NON-FUNDAMENTAL RESTRICTIONS

         Neither the Fund nor the Portfolio will as a matter of operating policy:


         (i) borrow money for any purpose in excess of 10% of the total assets of the Fund or Portfolio (taken at cost),

         (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the net assets of the Fund or Portfolio (taken at market value),

         (iii) sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold; and provided, that if such right is conditional the sale is made upon the same conditions,

         (iv)     invest for the purpose of exercising control or management,

         (v) purchase securities issued by any registered investment company, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, and except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that neither the Fund nor the Portfolio will purchase the securities of any registered investment company if such purchase at the time thereof would cause more than 10% of the total assets of the Fund or the Portfolio (taken at the greater of cost or market value) to be invested in the securities of such issuers or would cause more than 3% of the outstanding voting securities of any such issuer to be held by the Portfolio; and provided, further, that neither the Fund nor the Portfolio shall purchase securities issued by any open-end investment company,

         (vi) taken together with any investments described in clause (x) below, invest more than 10% of the net assets of the Fund or the Portfolio, in securities that are not readily marketable, including debt securities for which there is no established market and fixed time deposits and repurchase agreements maturing in more than seven days,

         (vii) purchase securities of any issuer if such purchase at the time thereof would cause it to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class,

         (viii) purchase or retain any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund or the Portfolio, or is an officer or director of the Adviser, if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value,

         (ix) write, purchase or sell any put or call option or any combination thereof,

         (x) taken together with any investments described in clause (vi) above, invest in securities which are subject to legal or contractual restrictions on resale (other than fixed time deposits and repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the net assets of the Fund or the Portfolio (taken at market value) would be so invested (including fixed time deposits and repurchase agreements maturing in more than seven days) or

         (xi) make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of the net assets, of the Fund or the Portfolio (taken at market value) is held as collateral for such sales at any one time (neither the Fund nor the Portfolio presently intends to make such sales).


         These policies are not fundamental and may be changed by the Fund without approval by the Fund's shareholders, or by the Portfolio without approval by the Fund or its other investors.


DESIGNATION OF ISSUER OF SECURITIES

         For purposes of the investment restrictions described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of principal of and interest on the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and a security is backed only by the assets and revenues of the entity, the entity would be deemed to be the sole issuer of the security. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity, such as an insurance company or other corporate obligor, guarantees a security or a bank issues a letter of credit, such a guarantee or letter of credit may, in accordance with applicable Securities and Exchange Commission ("SEC") rules, be considered a separate security and could be treated as an issue of such government, other entity or bank.

PERCENTAGE AND RATING RESTRICTIONS

         If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or the Portfolio or a later change in the rating of a security held by the Fund or the Portfolio will not be considered a violation of policy.

                           3. PERFORMANCE INFORMATION

         Any current yield quotation of the Fund which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, consists of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period and is calculated by dividing the net change in the value of an account having a balance of one share at the beginning of the period by the value of the account at the beginning of the period and multiplying the quotient by 365/7. For this purpose the net change in account value would reflect the value of additional shares purchased with dividends declared on the original share and dividends declared on both the original share and any such additional shares, but would not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, any effective yield quotation of the Fund so used shall be calculated by compounding the current yield quotation for such period by multiplying such quotation by 7/365, adding 1 to the product, raising the sum to a power equal to 365/7, and subtracting 1 from the result.

         Any tax equivalent yield quotation of the Fund is calculated as follows: If the entire current yield quotation for such period is tax-exempt, the tax equivalent yield will be the current yield quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current yield quotation is not tax-exempt, the tax equivalent yield will be the sum of (a) that portion of the yield which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the yield which is not tax-exempt.

         A total rate of return quotation for the Fund is calculated for any period by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains distributions declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation is calculated by (x) adding 1 to the period total rate of return quotation calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

         Any tax equivalent total rate of return quotation of the Fund is calculated as follows: If the entire current total rate of return quotation for such period is tax-exempt, the tax equivalent total rate of return will be the current total rate of return quotation divided by 1 minus a stated income tax rate or rates. If a portion of the current total rate of return quotation is not tax-exempt, the tax equivalent total rate of return will be the sum of (a) that portion of the total rate of return which is tax-exempt divided by 1 minus a stated income tax rate or rates and (b) the portion of the total rate of return which is not tax-exempt.

         Set forth below is total rate of return information, assuming that dividends and capital gains distributions, if any, were reinvested, for the Fund for the periods indicated, at the beginning of which periods no sales charges were applicable to purchases of shares of the Fund (unless otherwise indicated).


                                                         REDEEMABLE VALUE OF A
                                                          HYPOTHETICAL $1,000
                             ANNUALIZED TOTAL RATE       INVESTMENT AT THE END
PERIOD                            OF RETURN                 OF THE PERIOD

Ten years ended August 31, 1996      3.79%                     $1,450.29
Five years ended August 31, 1996     2.69%                     $1,142.19
One year ended August 31, 1996       3.01%                     $1,030.14

         The annualized yield of the Fund for the seven-day period ended August 31, 1996 was 2.85%, the effective compound annualized yield of the Fund for such period was 2.89% and the annualized tax equivalent yield of the Fund for such period was 4.72% (assuming a federal tax bracket of 39.60%).


                       4. DETERMINATION OF NET ASSET VALUE

         The net asset value of each of the shares of the Fund is determined on each day on which the New York Stock Exchange is open for trading. This determination is made once during each such day as of 12:00 noon, Eastern time, by dividing the value of the Fund's net assets (i.e., the value of its investment in the Portfolio and other assets less its liabilities, including expenses payable or accrued) by the number of shares of the Fund outstanding at the time the determination is made. As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It is anticipated that the net asset value of each share of the Fund will remain constant at $1.00 and, although no assurance can be given that they will be able to do so on a continuing basis, as described below, the Fund and Portfolio employ specific investment policies and procedures to accomplish this result.

         The value of the Portfolio's net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is determined at the same time and on the same days as the net asset value per share of the Fund is determined. The net asset value of the Fund's investment in the Portfolio is equal to the Fund's pro rata share of the total investment of the Fund and of other investors in the Portfolio less the Fund's pro rata share of the Portfolio's liabilities.

         The securities held by the Portfolio are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If fluctuating interest rates cause the market value of the securities held by the Portfolio to deviate more than 1/2 of 1% from their value determined on the basis of amortized cost, the Portfolio's Board of Trustees will consider whether any action should be initiated, as described in the following paragraph. Although the amortized cost method provides certainty in valuation, it may result in periods during which the stated value of an instrument is higher or lower than the price the Portfolio would receive if the instrument were sold.

         Pursuant to the rules of the SEC, the Fund's and Portfolio's Boards of Trustees have established procedures to stabilize the value of the Fund's and Portfolio's net assets within 1/2 of 1% of the value determined on the basis of amortized cost. These procedures include a review of the extent of any such deviation of net asset value, based on available market rates. Should that deviation exceed 1/2 of 1% for the Fund or Portfolio, the Fund's or Portfolio's Board of Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to investors in the Fund or Portfolio. Such action may include withdrawal in kind, selling securities prior to maturity and utilizing a net asset value as determined by using available market quotations. The Fund and Portfolio maintain a dollar-weighted average maturity of 90 days or less, do not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days, and limit their investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are determined by the Adviser to present minimal credit risks and comply with certain reporting and recordkeeping procedures. The Fund and Portfolio also have established procedures to ensure that securities purchased by the Fund and Portfolio meet the high quality criteria described in "Investment Policies."

         Subject to compliance with applicable regulations, the Fund and Portfolio have each reserved the right to pay the redemption price of shares of the Fund or beneficial interests in the Portfolio, either totally or partially, by a distribution in kind of readily marketable securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares or beneficial interests being sold. If a holder of shares or beneficial interests received a distribution in kind, such holder could incur brokerage or other charges in converting the securities to cash.

         The Fund or the Portfolio may suspend the right of redemption or postpone the date of payment for shares of the Fund or beneficial interests in the Portfolio for more than seven days during any period when (a) trading in the markets the Fund or Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of the Fund's or Portfolio's investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC has by order permitted such suspension.

                                  5. MANAGEMENT

         The Trustees and officers of the Fund and Portfolio, their ages and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate that those Trustees and officers are "interested persons" (as defined in the 1940 Act) of the Fund or the Portfolio. Unless otherwise indicated below, the address of each Trustee and officer is 6 St. James Avenue, Boston, Massachusetts.

TRUSTEES OF THE FUND


H. B. ALVORD; 74 -- Treasurer - Tax Collector, County of Los Angeles (retired, March, 1984); Trustee, The 59 Wall Street Trust and The 59 Wall Street Fund, Inc. (Registered Investment Companies). His address is P.O. Box 1812, Pebble Beach, California.

PHILIP W. COOLIDGE; 45* -- President of the Fund and Portfolio; Chief Executive Officer and President, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

C. OSCAR MORONG, JR.; 61 -- Chairman of the Board of Trustees of the Fund; Managing Director, Morong Capital Management (since February, 1993); Senior Vice President and Investment Manager, CREF Investments, Teachers Insurance & Annuity Association (retired January, 1993). His address is 1385 Outlook Drive West, Mountainside, New Jersey.

E. KIRBY WARREN; 62 -- Professor of Management, Graduate School of Business, Columbia University (since 1987). His address is Columbia University, Graduate School of Business, 725 Uris Hall, New York, New York.

WILLIAM S. WOODS, JR.; 76 -- Vice President - Investments, Sun Company (retired, April, 1984). His address is 35 Colwick Road, Cherry Hill, New Jersey.


TRUSTEES OF THE PORTFOLIO


ELLIOTT J. BERV; 53 -- Chairman and Director, Catalyst, Inc. (Management Consultants) (since August, 1992); President, Chief Operating Officer and Director, Deven International, Inc. (International Consultants) (June, 1991 to July, 1992); President and Director, Elliott J. Berv & Associates (Management Consultants) (since May, 1984). His address is 15 Stornoway Drive, Cumberland Foreside, Maine.

PHILIP W. COOLIDGE; 45* -- President of the Fund and Portfolio; Chairman, Chief Executive Officer, Signature Financial Group, Inc. and The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

MARK T. FINN; 53 -- President and Director, Delta Financial, Inc. (since June,
1983); Chairman of the Board and Chief Executive Officer, FX 500 Ltd. (Commodity Trading Advisory Firm) (since April, 1990); Director, Vantage Consulting Group, Inc. (since October, 1988). His address is 3500 Pacific Avenue, P.O. Box 539, Virginia Beach, Virginia.

WALTER E. ROBB, III; 70 -- President, Benchmark Advisors, Inc. (Corporate Financial Advisors) (since 1989); Trustee of certain registered investment companies in the MFS Family of Funds. His address is 35 Farm Road, Sherborn, Massachusetts.


OFFICERS OF THE FUND AND PORTFOLIO


PHILIP W. COOLIDGE; 45* -- President of the Fund and Portfolio; Chairman, Chief Executive Officer and President, Signature Financial Group, Inc., and the Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

SAMANTHA M. BURGESS; 27* -- Assistant Secretary and Assistant Treasurer; Assistant Vice President, Signature Financial Group, Inc. (since November 1995); Graduate Student, Loyola University (prior to August 1995).

CHRISTINE A. DRAPEAU; 26* -- Assistant Secretary and Assistant Treasurer; Assistant Vice President, Signature Financial Group, Inc. (since January 1996); Paralegal and Compliance Officer, various financial companies (July 1992 to January 1996); Graduate Student, Bentley College (prior to December 1994).

JOHN R. ELDER; 48* -- Treasurer of the Fund and Portfolio; Vice President, Signature Financial Group, Inc. (since April 1995); Treasurer, Phoenix Family of Mutual Funds (Phoenix Home Life Mutual Insurance Company) (from 1983 to
March 1995).

LINDA T. GIBSON; 31* -- Secretary of the Fund and Portfolio; Vice President, Signature Financial Group, Inc. (since May 1992); graduate student, Boston University School of Law (from September 1989 to May 1992).

JOAN A. GULINELLO; 41* -- Assistant Secretary and Assistant Treasurer; Vice President, Signature Financial Group, Inc. (since October 1993); Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since October 1995); Vice President and Assistant General Counsel, Massachusetts Financial Services Company (prior to October 1993).

JAMES E. HOOLAHAN; 49* -- Vice President, Assistant Secretary and Assistant Treasurer; Senior Vice President, Signature Financial Group, Inc.

MOLLY S. MUGLER; 45* -- Assistant Secretary of the Fund and Portfolio; Vice President, Signature Financial Group, Inc.; Assistant Secretary, The Landmark Funds Broker-Dealer Services, Inc. (since December, 1988).

KARYN A. NOKE; 26 -- Vice President, Assistant Secretary and Assistant Treasurer; Vice President, Signature Financial Group (Cayman) Limited (since September 1996); Assistant Vice President, Signature Financial Group, Inc. (May 1993 to August 1996); Student, University of Massachusetts (prior to May 1993).

SHARON M. WHITSON; 48* -- Assistant Secretary and Assistant Treasurer; Assistant Vice President, Signature Financial Group, Inc. (since November 1992); Associate Trader, Massachusetts Financial Services Company (prior to November 1992).

JULIE J. WYETZNER; 37* -- Vice President, Assistant Secretary and Assistant Treasurer; Vice President, Signature Financial Group, Inc.


         The Trustees and officers of the Fund and Portfolio also hold comparable positions with certain other funds for which LFBDS or an affiliate serves as the distributor or administrator.

                                       TRUSTEES COMPENSATION TABLE
                                          AGGREGATE COMPENSATION              TOTAL COMPENSATION FROM
             TRUSTEE                        FROM THE TRUST(1)                   TRUST AND COMPLEX(2)
H. B. Alvord                                    $5,470.47                           $42,000.00
Philip W. Coolidge                                  0                                    0
C. Oscar Morong, Jr.                            $6,688.61                           $53,000.00
E. Kirby Warren                                 $5,984.33                           $46,500.00
William S. Woods, Jr.                               0                               $46,000.00
--------------------
(1) For the fiscal year ended August 31, 1996.
(2) Information relates to the fiscal year ended August 31, 1996. Messrs. Alvord, Coolidge, Moron, Warren
and Woods are trustees of 12, 28, 12, 12 and 11 Funds, respectively, of the Landmark Family of Funds.

         As of December 16, 1996, all Trustees and officers as a group owned less than 1% of the Fund's outstanding shares. As of the same date, more than 95% of the outstanding shares of the Fund were held of record by Citibank, N.A. or an affiliate, as a Shareholder Servicing Agent of the Fund, for the accounts of their respective clients.


           The Declaration of Trust of each of the Fund and Portfolio provides that the Fund or Portfolio, as the case may be, will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund or Portfolio, as the case may be, unless, as to liability to the Fund or Portfolio or its respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Fund or the Portfolio, as the case may be. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Fund or the Portfolio, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

ADVISER

           Citibank manages the assets of the Portfolio pursuant to an investment advisory agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees the Portfolio may determine, the Adviser manages the securities of the Portfolio and makes investment decisions for the Portfolio. The Adviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the Portfolio's investments and effecting securities transactions for the Portfolio. The Advisory Agreement will continue in effect as long as its continuance is specifically approved at least annually by the Board of Trustees of the Portfolio or by a vote of a majority of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Trustees of the Portfolio who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement.

           The Advisory Agreement provides that the Adviser may render services to others. The Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Portfolio when authorized either by a vote of a majority of the outstanding voting securities of the Portfolio or by a vote of a majority of the Board of Trustees of the Portfolio, or by the Adviser on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Portfolio, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement.

         The Prospectus contains a description of the fees payable to the Adviser for services under the Advisory Agreement.


         For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to Citibank under the Advisory Agreement were $493,866 (of which $25,348 was voluntarily waived), $613,607 (none of which was waived) and $782,232 (of which $45,211 was voluntarily waived).


ADMINISTRATOR

         Pursuant to Administrative Services Agreements (the "Administrative Services Agreements"), LFBDS provides the Fund and Portfolio respectively, with general office facilities and supervises the overall administration of the Fund and Portfolio, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of the Portfolio; the preparation and filing of all documents required for compliance by the Portfolio with applicable laws and regulations; and arranging for the maintenance of books and records of the Portfolio. LFBDS provides persons satisfactory to the Board of Trustees of the Fund and Portfolio to serve as Trustees and officers of the Fund and Portfolio, respectively. Such Trustees and officers may be directors, officers or employees of LFBDS or its affiliates.

         The Prospectus contains a description of the fees payable to LFBDS under the Administrative Services Agreements.


         For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to LFBDS under the Administrative Services Agreement were $246,637, $306,293 and $976,208 (of which $154,725, $226,642 and $714,958 were voluntarily waived). For the fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to LFBDS under the Administrative Services Agreement with the Portfolio were $123,466 (of which $6,337 was voluntarily waived), $153,402 (none of which was waived) and $195,558 (of which $15,533 was voluntarily waived).


         The Administrative Services Agreement with the Fund acknowledges that the names "Landmark" and "Landmark Funds" are the property of the Administrator and provides that if LFBDS ceases to serve as the Administrator of the Fund, the Fund will change its name so as to delete the word "Landmark" or the words "Landmark Funds." The Administrative Services Agreement with the Fund also provides that LFBDS may render administrative services to others and may permit other investment companies in addition to the Fund to use the word "Landmark" or the words "Landmark Funds" in their names.

         The Administrative Services Agreement with the Fund continues in effect if such continuance is specifically approved at least annually by the Fund's Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund and, in either case, by a majority of the Trustees of the Fund who are not interested persons of the Fund or the Administrator. The Administrative Services Agreement with the Fund terminates automatically if it is assigned and may be terminated by the Fund without penalty by vote of a majority of the Fund's outstanding voting securities or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Fund also provides that neither the Administrator nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

         The Administrator has agreed to reimburse the Fund for its operating expenses (exclusive of interest, taxes, brokerage, and extraordinary expenses) which in any year exceed the limits prescribed by any state in which the Fund's shares are qualified for sale. The expenses incurred by the Fund for distribution purposes pursuant to the Fund's Distribution Plan are included within such operating expenses only to the extent required by any state in which the Fund's shares are qualified for sale. The Fund may elect not to qualify its shares for sale in every state. The Fund believes that currently the most restrictive expense ratio limitation imposed by any state is 2 1/2% of the first $30 million of the Fund's average net assets, 2% of the next $70 million and 1 1/2% of the average net assets in excess of $100 million. For the purpose of this obligation to reimburse expenses, the Fund's annual expenses are estimated and accrued daily, and any appropriate estimated payments will be made by the Administrator. Subject to the obligations of the Administrator to reimburse the Fund for its excess expenses as described above, the Fund has, under its Administrative Services Agreement, confirmed its obligation for payment of all other expenses.

         The Administrative Services Agreement with the Portfolio provides that LFBDS may render administrative services to others. The Administrative Services Agreement with the Portfolio terminates automatically if it is assigned and may be terminated without penalty by a vote of a majority of the outstanding voting securities in the Portfolio or by either party on not more than 60 days' nor less than 30 days' written notice. The Administrative Services Agreement with the Portfolio also provides that neither LFBDS, as the Portfolio Administrator, nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Portfolio, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administrative Services Agreement.

         LFBDS is a wholly-owned subsidiary of Signature Financial Group, Inc.

         Pursuant to Sub-Administrative Services Agreements (the "Sub-Administrative Agreements"), Citibank performs such sub-administrative duties for the Fund and Portfolio as are from time to time agreed upon by Citibank and LFBDS. Citibank's sub-administrative duties may include providing equipment and clerical personnel necessary for maintaining the organization of the Fund and Portfolio, participation in the preparation of documents required for compliance by the Fund and Portfolio with applicable laws and regulations, preparation of certain documents in connection with meetings of Trustees and shareholders of the Fund and Portfolio, and other functions which would otherwise be performed by the Administrator or the Portfolio Administrator as set forth above. For performing such sub-administrative services, the Sub-Administrative Agreements provide that Citibank will receive such compensation as is from time to time agreed upon by LFBDS and Citibank, not to exceed the amount paid to the Administrator and the Portfolio Administrator for their services under the Administrative Services Agreements. All such compensation is paid by LFBDS.

DISTRIBUTOR

         The Fund has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act after having concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan provides that the Fund shall pay a distribution fee to the Distributor at an annual rate not to exceed 0.10% of the Fund's average daily net assets for distribution of the Fund's shares (exclusive of any advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund). The Distributor may use all or any portion of such fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other distribution-related expenses.

         The Fund is also permitted to pay the Distributor an additional fee not to exceed 0.10% per annum of the Fund's average daily net assets in anticipation of, or as reimbursement for, print or electronic media advertising expenses incurred in connection with the sale of shares of the Fund. No payments under the Distribution Plans are made to Shareholder Servicing Agents although Shareholder Servicing Agents receive payments under the Administrative Services Plan referred to below.

         The Distribution Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Fund's Trustees and a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to the Distribution Plan ("Qualified Trustees"). The Distribution Plan requires that the Fund and the Distributor shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated with respect to the Fund at any time by a vote of a majority of the Fund's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Distribution Plans may not be amended to increase materially the amount of the Fund's permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Distributor will preserve copies of any plan, agreement or report made pursuant to each Distribution Plan for a period of not less than six years from the date of the Plan, and for the first two years the Distributor will preserve such copies in an easily accessible place.


         As contemplated by the Distribution Plan, LFBDS acts as the agent of the Fund in connection with the offering of shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). After the prospectus and periodic reports have been prepared, set in type and mailed to existing shareholders, the Distributor pays for the printing and distribution of copies of the prospectuses and periodic reports which are used in connection with the offering of shares of the Fund to prospective investors. The Prospectus contains a description of fees payable to the Distributor under the Distribution Agreement. For the Fund's fiscal years ended August 31, 1994, 1995 and 1996, the fees payable to the Distributor under the Distribution Agreement were $123,319 (of which $120,470 was voluntarily waived), $153,147 (all of which was voluntarily waived) and $390,483 (all of which was voluntarily waived). As of August 31, 1996, no portion of such fees was applicable to print or electronic media advertising.


SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Fund has adopted an Administrative Services Plan (the "Administrative Plan") which provides that the Fund may obtain the services of an administrator, a transfer agent, a custodian and one or more Shareholder Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Administrative Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund and the distribution fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year. The Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Fund's Trustees and a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). The Administrative Plan requires that the Fund provide to the Fund's Board of Trustees and the Fund's Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Administrative Plan. The Administrative Plan may be terminated at any time with respect to the Fund by a vote of a majority of the Fund's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Fund. The Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Fund and may not be materially amended in any case without a vote of the majority of both the Fund's Trustees and the Qualified Trustees.


         The Fund has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent and a Transfer Agency and Service Agreement and a Custodian Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street acts as transfer agent and custodian for the Fund. For additional information, including a description of fees paid to the Shareholder Servicing Agents under the Servicing Agreements, see "Shareholder Servicing Agents" and "Transfer Agent, Custodian and Fund Accountant" in the Prospectus. For the fiscal years ended August 31, 1995 and 1996, the aggregate fees payable or paid by the Fund to Shareholder Servicing Agents under the Administrative Services Plans were $1,225,173 (of which $459,440 was voluntarily waived) and 976,208.


         The Portfolio has also adopted an Administrative Services Plan (the "Portfolio Administrative Plan") which provides that the Portfolio may obtain the services of an administrator, a transfer agent and a custodian, and may enter into agreements providing for the payment of fees for such services. Under the Portfolio Administrative Plan, the administrative services fee payable to the Portfolio Administrator from the Portfolio may not exceed 0.05% of the Portfolio's average daily net assets on an annualized basis for its then-current fiscal year.

         The Portfolio Administrative Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Portfolio's Trustees and a majority of the Portfolio's Trustees who are not "interested persons" of the Portfolio and who have no direct or indirect financial interest in the operation of the Portfolio Administrative Plan or in any agreement related to such Plan ("Qualified Trustees"). The Portfolio Administrative Plan requires that the Portfolio provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Portfolio Administrative Plan. The Portfolio Administrative Plan may be terminated at any time by a vote of a majority of the Portfolio's Qualified Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio. The Portfolio Administrative Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of a majority of the outstanding voting securities of the Portfolio and may not be materially amended in any case without a vote of the majority of both the Portfolio's Trustees and the Portfolio's Qualified Trustees.

         The Portfolio has entered into a Transfer Agency and Service Agreement and a Custodian Agreement with State Street pursuant to which State Street acts as transfer agent and custodian and performs fund accounting services for the Portfolio.

                            6. PORTFOLIO TRANSACTIONS

         The Portfolio's purchases and sales of portfolio securities usually are principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases. The Portfolio does not anticipate paying brokerage commissions. Any transaction for which the Portfolio pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of investors in the Portfolio rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Investment decisions for the Portfolio will be made independently from those for any other account, series or investment company that is or may in the future become managed by the Adviser or its affiliates. If, however, the Portfolio and other investment companies, series or accounts managed by the Adviser are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Portfolio or the size of the position obtainable for the Portfolio. In addition, when purchases or sales of the same security for the Portfolio and for other investment companies or series managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

         No portfolio transactions are executed with the Adviser, or with any affiliate of the Adviser, acting either as principal or as broker.

             7. DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         The Fund's Declaration of Trust permits the Fund's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in that series. Each share of the series represents an equal proportionate interest in the series with each other share. Upon liquidation or dissolution of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to its shareholders. The Fund reserves the right to create and issue additional series of shares, in which case the shares of each series would participate pro rata in the earnings, dividends and distribution of net assets of the particular series upon the liquidation or dissolution of the series. Shares of each series would be entitled to vote separately to approve advisory agreements or changes in investment policy, but shares of all series could vote together in the election or selection of Trustees and accountants for the Fund.

         Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Fund may elect all of the Trustees of the Fund if they choose to do so and in such event the other shareholders in the Fund would not be able to elect any Trustee. The Fund is not required to and has no current intention to hold annual meetings of shareholders but the Fund will hold special meetings of shareholders when in the judgment of a Fund's Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. No material amendment may be made to the Fund's Declaration of Trust without the affirmative vote of the holders of a majority of its outstanding shares.

         The Fund's Declaration of Trust provides that, at any meeting of shareholders of the Fund or of any series of the Fund, a Shareholder Servicing Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which it is the holder of record. Shares have no preference, pre-emptive or conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

         The Fund may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved by the vote of the holders of two-thirds of its outstanding shares voting as a single class, except that if the Trustees of the Fund recommend such sale of assets, merger or consolidation, the approval by a vote of the holders of a majority of the Fund's outstanding voting securities would be sufficient. The Fund may be terminated (i) by a vote of a majority of the outstanding voting securities of the Fund or (ii) by the Trustees by written notice to the shareholders of the Fund. If not so terminated, the Fund will continue indefinitely.

         Share certificates will not be used.

         The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides for indemnification and reimbursement of expenses out of Fund property for any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Fund, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Fund itself was unable to meet its obligations.

         The Fund's Declaration of Trust further provides that obligations of the Fund are not binding upon the Fund's Trustees individually but only upon the property of the Fund and that the Fund's Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Portfolio is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of the Portfolio would ever exceed its assets.

         Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each business day. At 12:00 noon, Eastern time, on each such business day, the value of each investor's interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor's share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor's percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of 12:00 noon, Eastern time, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 12:00 noon, Eastern time, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor's interest in the Portfolio as of 12:00 noon, Eastern time, on the following business day of the Portfolio.

                        8. CERTAIN ADDITIONAL TAX MATTERS


         The Fund has elected to be treated and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions (as a percentage of both the Fund's overall income and its tax-exempt income), and the composition and holding period of the Fund's portfolio assets. Provided all such requirements are met and all of the Fund's net investment income and realized capital gains are distributed to shareholders in accordance with the timing requirements imposed by the Code, no federal income or excise taxes will generally be required to be paid by the Fund. If the Fund should fail to qualify as a regulated investment company for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders. The Portfolio believes that it also will not be required to pay any federal income or excise taxes.


         The portion of the Fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the Fund as an "exempt-interest dividend" under the Code and will generally be exempt from federal income tax in the hands of shareholders so long as at least 50% of the total value of the Fund's assets consists of tax-exempt securities at the close of each quarter of the Fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Unless the Fund provides shareholders with actual monthly percentage breakdowns, the percentage of income designated as tax-exempt will be applied uniformly to all distribution by the Fund of net investment income made during each fiscal year of the Fund and may differ from the percentage of distributions consisting of tax-exempt interest in any particular month. Shareholders are required to report exempt-interest dividends received from the Fund on their federal income tax returns.

         Because the Fund expects to earn primarily interest income, it is expected that no Fund distributions will qualify for the dividends-received deduction for corporations.

               9. INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

         Deloitte & Touche LLP are the independent certified public accountants for the Fund and for the Portfolio, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


         The audited financial statements of the Fund (Statement of Assets and Liabilities at August 31, 1996, Statement of Operations for the year ended August 31, 1996, Statement of Changes in Net Assets for the years ended August 31, 1996 and 1995, Financial Highlights for each of the years in the five-year period ended August 31, 1996, Notes to Financial Statements and Independent Auditor's Report) and of the Portfolio (Portfolio of Investments at August 31, 1996, Statement of Assets and Liabilities at August 31, 1996, Statement of Operations for the year ended August 31, 1996, Statement of Changes in Net Assets for the years ended August 31, 1996 and 1995, Financial Highlights for each of the years in the five-year period ended August 31, 1996, Notes to Financial Statements and Independent Auditor's Report), each of which is included in the Annual Report to Shareholders of the Fund, are incorporated by reference into this Statement of Additional Information and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent certified public accountants, as experts in accounting and auditing.


         A copy of the Annual Report accompanies this Statement of Additional Information.

                          SHAREHOLDER SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
450 West 33rd Street, New York, NY 10001
(212) 564-3456 or (800) 846-5300

FOR CITIGOLD CLIENTS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Registered Representative or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9100

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 736-8170 in New York City

LANDMARK TAX FREE RESERVES


TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge, President*
H.B. Alvord
E. Kirby Warren
William S. Woods, Jr.

SECRETARY
Linda T. Gibson*


TREASURER
John R. Elder*
*Affiliated Person of Administrator and Distributor

----------------------------------------------------------------------------

INVESTMENT ADVISER
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA  02110

LEGAL COUNSEL

Bingham, Dana & Gould LLP
150 Federal Street, Boston, MA 02110


----------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside of Cover)

                                     PART C

Item 24.  Financial Statements and Exhibits.


         (a)      Financial Statements Included in Part A:
                  Condensed Financial Information - Financial Highlights for
                    each of the years in the ten-year period ended August 31, 1996.

                  Financial Statements Included in Part B:
                  LANDMARK TAX FREE RESERVES
                  Statement of Assets and Liabilities at August 31, 1996* Statement of Operations for the year ended August 31, 1996* Statement of Changes in Net Assets for each of the years ended  August 31,  1996 and August 31, 1995*
                  Financial Highlights for each of the years in the five-year period ended August 31, 1996*

                  TAX FREE RESERVES PORTFOLIO
                  Portfolio of Investments at August 31, 1996*
                  Statement of Assets and Liabilities at August 31, 1996* Statement of Operations for the year ended August 31, 1996* Statement of Changes in Net Assets for each of the years ended
                    August 31, 1996 and August 31, 1995*
                  Financial Highlights for each of the years in the five-year period ended August 31, 1996*
         ------------------
          *Incorporated by reference to the Registrant's Annual Report to Shareholders for the fiscal year ended August 31, 1996, filed with the Securities and Exchange Commission on the EDGAR system on October 29, 1996 (Accession Number 0000950156-96-000853).



         (b)      Exhibits


                * 1(a)           Declaration of Trust of the Registrant
                * 1(b)           Amendments to Declaration of Trust of the Registrant
                * 2(a)           Amended and Restated By-Laws of the Registrant
                * 2(b)           Amendments to Amended and Restated By-Laws of the Registrant
               ** 4              Form of Certificate representing ownership of a share of beneficial interest in the Registrant
                * 6              Distribution Agreement between the Registrant and The Landmark Funds
                                 Broker-Dealer Services, Inc. ("LFBDS"), as distributor
                * 7              Custodian Contract between the Registrant and State Street Bank and Trust
                                 Company ("State Street"), as custodian
                * 9(a)           Amended and Restated Administrative Services Plan of the Registrant
                * 9(b)           Administrative Services Agreement between the Registrant and LFBDS, as administrator
                * 9(c)           Sub-Administrative Services Agreement between Citibank, N.A. and LFBDS
                * 9(d)(i)        Form of Shareholder Servicing Agreement between the Registrant and Citibank,
                                 N.A., as shareholder servicing agent
                * 9(d)(ii)       Form of Shareholder Servicing Agreement between the Registrant and a federal savings bank, as shareholder servicing agent
                * 9(d)(iii)      Form of Shareholder Servicing Agreement between the Registrant and LFBDS, as shareholder servicing agent
                * 9(e)           Transfer Agency and Servicing Agreement between the Registrant and State
                                 Street, as transfer agent
                * 9(f)           Amended and Restated Exchange Privilege Agreement between the Registrant, certain other investment companies and LFBDS, as distributor
                * 10             Opinion and Consent of Counsel
                  11             Consent of Deloitte & Touche LLP, independent auditors of the Registrant and Tax Free Reserves Portfolio
                * 15             Amended and Restated Distribution Plan of the Registrant
                  25(a)          Powers of Attorney for the Registrant
                  25(b)          Powers of Attorney for Tax Free Reserves Portfolio
                  27             Financial data schedule

-----------------
*    Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant's Registration
     Statement on Form N-1A (File No. 2-87509) as filed with the Securities and Exchange Commission on August
     29, 1996.
**   Information defining the rights of shareholders is contained in the Registrant's Declaration of Trust, as amended, incorporated herein by reference as Exhibits No. 1(a) and 1(b).


Item 25.  Persons Controlled by or under Common Control with Registrant.

         Not applicable.


Item 26.  Number of Holders of Securities.


                             Title of Class                              Number of Record Holders
                            --------------                               ------------------------
                                                                          As of December 16, 1996
                     Shares of Beneficial Interest
                          (without par value)                                       6



Item 27.  Indemnification.


         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein as an Exhibit to the Registrant's Registration Statement on Form N-1A; (b) Section 4 of the Distribution Agreement between the Registrant and The Landmark Funds Broker-Dealer Services, Inc., incorporated by reference herein as an Exhibit to the Registrant's Registration Statement on Form N-1A; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.


         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 28.  Business and Other Connections of Investment Adviser.


         Citibank, N.A. ("Citibank") is a commercial bank offering a wide range of banking and investment services to customers across the United States and around the world. Citibank is a wholly-owned subsidiary of Citicorp, a registered bank holding company. Citibank also serves as investment adviser to the following registered investment companies (or series thereof): The Premium Portfolios (Balanced Portfolio, Equity Portfolio, Government Income Portfolio, International Equity Portfolio, Emerging Asian Markets Equity Portfolio and Small Cap Equity Portfolio), Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Landmark Multi-State Tax Free Funds (Landmark New York Tax Free Reserves, Landmark Connecticut Tax Free Reserves and Landmark California Tax Free Reserves), Landmark Fixed Income Funds (Landmark Intermediate Income Fund), Landmark Tax Free Income Funds (Landmark New York Tax Free Income Fund and Landmark National Tax Free Income Fund), Asset Allocation Portfolios (Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400 and Asset Allocation Portfolio 500), Landmark VIP Funds (Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund), and Variable Annuity Portfolios (CitiSelectSM VIP Folio 200, CitiSelectSM VIP Folio 300, CitiSelectSM VIP Folio 400, CitiSelectSM VIP Folio 500 and Landmark Small Cap Equity VIP Fund). As of December 31, 1995, Citibank and its affiliates managed assets in excess of $83 billion worldwide. The principal place of business of Citibank is located at 399 Park Avenue, New York, New York 10043.



         The Chairman of the Board and a Director of Citibank is John S. Reed. The following are Vice Chairmen of the Board and Directors of Citibank: Paul J. Collins, William R. Rhodes and H. Onno Ruding. Other Directors of Citibank are
D. Wayne Calloway, Chairman and Chief Executive Officer, PepsiCo, Inc., Purchase, New York; Colby H. Chandler, Former Chairman and Chief Executive Officer, Eastman Kodak Company; Kenneth T. Derr, Chairman and Chief Executive Officer, Chevron Corporation; H.J. Haynes, Senior Counselor, Bechtel Group, Inc., San Francisco, California; Rozanne L. Ridgway, President, The Atlantic Council of the United States; Robert B. Shapiro, President and Chief Operating Officer, Monsanto Company; Frank A. Shrontz, Chairman and Chief Executive Officer, Boeing Company, Seattle, Washington; Mario Henrique Simonsen, Vice Chairman, Brazilian Institute of Economics, The Getulio Vargas Foundation; Roger
B. Smith, Former Chairman and Chief Executive Officer, General Motors Corporation; Franklin A. Thomas, President, The Ford Foundation, New York, New York; and Edgar S. Woolard, Jr., Chairman and Chief Executive Officer, E.I. DuPont De Nemours & Company.


         Each of the individuals named above is also a Director of Citicorp. In addition, the following persons have the affiliations indicated:

D. Wayne Calloway                           Director, Exxon Corporation
                                            Director, General Electric Company
                                            Director, PepsiCo., Inc.

Colby H. Chandler                           Director, Digital Equipment Corporation
                                            Director, Ford Motor Company
                                            Director, J.C. Penney Company, Inc.


Paul J. Collins                             Director, Kimberly-Clark Corporation

Kenneth T. Derr                             Director, American Telephone and Telegraph, Co.
                                            Director, Chevron Corporation
                                            Director, Potlatch Corporation

H.J. Haynes                                 Director, Bechtel Group, Inc.
                                            Director, Boeing Company
                                            Director, Fremont Group, Inc.
                                            Director, Hewlett-Packard Company
                                            Director, Paccar Inc.
                                            Director, Saudi Arabian Oil Company

John S. Reed                                Director, Monsanto Company
                                            Director, Philip Morris Companies, Incorporated
                                            Stockholder, Tampa Tank & Welding, Inc.

William R. Rhodes                           Director, Private Export Funding Corporation

Rozanne L. Ridgway                          Director, 3M
                                            Director, Bell Atlantic Corporation
                                            Director, Boeing Company
                                            Director, Emerson Electric Company
                                            Member-International Advisory Board,
                                              New Perspective Fund, Inc.
                                            Director, RJR Nabisco, Inc.
                                            Director, Sara Lee Corporation
                                            Director, Union Carbide Corporation

H. Onno Ruding                              Member, Board of Supervisory Directors,
                                              Amsterdam Trustee's Kantoor
                                            Board Member, Corning, Incorporated
                                            Advisor, Intercena (C&A) (Netherlands)
                                            Member, Board of Supervisory Directors,
                                              Pechiney Nederland N.V.
                                            Member, Board of Advisers, Robeco N.V.
                                            Advisory Director, Unilever N.V.
                                            Advisory Director, Unilever PLC

Robert B. Shapiro                           Director, G.D. Searle & Co.
                                            Director, Silicon Graphics
                                            Director, Monsanto Company
                                            Director, The Nutrasweet Company

Frank A. Shrontz                            Director, 3M
                                            Director, Baseball of Seattle, Inc.
                                            Director, Boeing Company
                                            Director, Boise Cascade Corp.


Roger B. Smith                              Director, International Paper Company
                                            Director, Johnson & Johnson
                                            Director, Pepsico, Inc.

Franklin A. Thomas                          Director, Aluminum Company of America
                                            Director, American Telephone and Telegraph, Co.
                                            Director, Cummins Engine Company, Inc.
                                            Director, Pepsico, Inc.

Edgar S. Woolard, Jr.                       Director, E.I. DuPont De Nemours & Company


Item 29.  Principal Underwriters.


         (a) The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS"), the Registrant's Distributor, is also the distributor for Landmark International Equity Fund, Landmark Emerging Asian Markets Equity Fund, Premium U.S. Treasury Reserves, Premium Liquid Reserves, Landmark Institutional Liquid Reserves, Landmark Institutional U.S. Treasury Reserves, Landmark Institutional Tax Free Reserves, Landmark Cash Reserves, Landmark U.S. Treasury Reserves, Landmark New York Tax Free Reserves, Landmark California Tax Free Reserves, Landmark Connecticut Tax Free Reserves, Landmark U.S. Government Income Fund, Landmark Intermediate Income Fund, Landmark Balanced Fund, Landmark Equity Fund, Landmark Small Cap Equity Fund, Landmark National Tax Free Income Fund, Landmark New York Tax Free Income Fund, Landmark VIP Funds (Landmark VIP U.S. Government Fund, Landmark VIP Balanced Fund, Landmark VIP Equity Fund and Landmark VIP International Equity Fund), Variable Annuity Portfolios (CitiSelectSM VIP Folio 200, CitiSelectSM VIP Folio 300, CitiSelectSM VIP Folio 400, CitiSelectSM VIP Folio 500 and Landmark Small Cap Equity VIP Fund), CitiSelectSM Folio 200, CitiSelectSM Folio 300, CitiSelectSM Folio 400, CitiSelectSM Folio 500. LFBDS is also the placement agent for International Equity Portfolio, Balanced Portfolio, Equity Portfolio, Small Cap Equity Portfolio, Government Income Portfolio, Emerging Asian Markets Equity Portfolio, Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Asset Allocation Portfolio 200, Asset Allocation Portfolio 300, Asset Allocation Portfolio 400, and Asset Allocation Portfolio 500.


         (b) The information required by this Item 29 with respect to each director and officer of LFBDS is incorporated by reference to Schedule A of Form BD filed by LFBDS pursuant to the Securities and Exchange Act of 1934 (File No. 8-32417).

         (c)      Not applicable.

Item 30.  Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

      NAME                                                          ADDRESS

      The Landmark Funds Broker-Dealer Services, Inc.               6 St. James Avenue
      (administrator and distributor)                               Boston, MA 02116

      State Street Bank and Trust Company                           1776 Heritage Drive
      (custodian and transfer agent)                                North Quincy, MA 02171

      Citibank, N.A.                                                153 East 53rd Street
      (investment adviser)                                          New York, NY 10043


      SHAREHOLDER SERVICING AGENTS

      Citibank, N.A.                                                450 West 33rd Street
                                                                    New York, NY 10001

      Citibank, N.A. -- Citigold                                    Citicorp Mortgage Inc. - Citigold
                                                                    15851 Clayton Road
                                                                    Ballwin, MO  63011

      Citibank, N.A. -- The Citibank                                153 East 53rd Street
      Private Bank                                                  New York, NY 10043

      Citibank, N.A. -- Citibank Global                             153 East 53rd Street
      Asset Management                                              New York, NY 10043

      Citibank, N.A. -- North American                              111 Wall Street
      Investor Services                                             New York, NY 10094

      Citicorp Investment Services                                  One Court Square
                                                                    Long Island City, NY 11120


Item 31.  Management Services.

         Not applicable.


Item 32.  Undertakings.

         (a)  Not applicable.

         (b)  Not applicable.

         (c) The Registrant undertakes to furnish to each person to whom a prospectus of Landmark Tax Free Reserves is delivered with a copy of its latest Annual Report to Shareholders, upon request without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Post-Effective Amendment to its Registration Statement on Form N-1A meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and that the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 16th day of December, 1996.

                                        LANDMARK TAX FREE RESERVES

                                        By: Philip W. Coolidge
                                            ---------------------
                                            Philip W. Coolidge
                                            President

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on December 16, 1996.

            Signature                   Title
            ---------                   -----

   Philip W. Coolidge        President, Principal Executive Officer and Trustee
------------------------
   Philip W. Coolidge


   John R. Elder             Principal Accounting and Financial Officer
------------------------
   John R. Elder


   H.B. Alvord*             Trustee
------------------------
   H.B. Alvord


   C. Oscar Morong, Jr.*    Trustee
------------------------
   C. Oscar Morong, Jr.


   E. Kirby Warren*         Trustee
------------------------
   E. Kirby Warren


   William S. Woods, Jr.    Trustee
------------------------
   William S. Woods, Jr.

*By:  Philip W. Coolidge
------------------------
      Philip W. Coolidge
       Executed by Philip
       W. Coolidge on
       behalf of those
       indicated pursuant
       to Powers of Attorney.

                                   SIGNATURES

         Tax Free Reserves Portfolio has duly caused this Post-Effective Amendment to the Registration Statement on Form N-1A of Landmark Tax Free Reserves to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 16th day of December, 1996.

                                                     TAX FREE RESERVES PORTFOLIO

                                                     By:  Philip W. Coolidge
                                                          --------------------
                                                          Philip W. Coolidge
                                                          President

         This Post-Effective Amendment to the Registration Statement on Form N-1A of Landmark Tax Free Reserves has been signed by the following persons in the capacities indicated on December 16, 1996.

            Signature                   Title
            ---------                   -----

   Philip W. Coolidge        President, Principal Executive Officer and Trustee
------------------------
   Philip W. Coolidge

   John R. Elder             Principal Accounting and Financial Officer
------------------------
   John R. Elder

   Elliott J. Berv*          Trustee
------------------------
   Elliott J. Berv

   Mark T. Finn*             Trustee
------------------------
   Mark T. Finn

   Walter E. Robb, III*      Trustee
------------------------
   Walter E. Robb, III

*By:  Philip W. Coolidge
------------------------
      Philip W. Coolidge
       Executed by Philip
       W. Coolidge on
       behalf of those
       indicated pursuant
       to Powers of Attorney.

                                  EXHIBIT INDEX

Exhibit
No.:            Description:
-------         ------------
11              Consent of Deloitte & Touche LLP, independent auditors of the
                Registrant and Tax Free Reserves Portfolio
25(a)           Powers of Attorney for the Registrant
25(b)           Powers of Attorney for Tax Free Reserves Portfolio
27              Financial data schedule